MML Series Investment Fund
Table of Contents

Page
To Our Shareholders
2-11

Statement of Assets and Liabilities as of December 31, 2000
12

MML Money Market Fund
MML Managed Bond Fund
MML Blend Fund
MML Equity Fund

Statement of Operations For the Year Ended December 31, 2000
13

MML Money Market Fund
MML Managed Bond Fund
MML Blend Fund
MML Equity Fund

Statement of Changes in Net Assets For the Year Ended December 31, 2000 and For the Year Ended December 31, 1999
14

MML Money Market Fund
MML Managed Bond Fund
MML Blend Fund
MML Equity Fund

Financial Highlights

MML Money Market Fund
15
MML Managed Bond Fund
16
MML Blend Fund
17
MML Equity Fund ...
18

Portfolio of Investments as of December 31, 2000

MML Money Market Fund
19
MML Managed Bond Fund
20-23
MML Blend Fund
24-32
MML Equity Fund ...
33-34

Notes to Financial Statements...
35-40
Independent Auditors’ Report...
41

MML Series Investment Fund – Letter to Shareholders

To Our Shareholders

John V. Murphy

“With significant losses in growth stocks, diversification was a key in 2000. Value shares enjoyed a revival and bond investors were rewarded.”
February 1, 2001

Growth Stocks Unravel as Economy Slows

Two thousand was a year for the record books, but not in a way that most investors would care to see repeated any time soon. Surging stock prices early in the year, especially in the favored technology, media, and telecommunications (TMT) sectors, gave way to a roller coaster ride for the remainder of the period, with growth stocks falling hard in the final quarter and ending the year near their lows. For those who maintained a diversified portfolio, however, 2000 was considerably less painful. Value shares enjoyed a revival, and the fourth quarter rewarded bond investors even as it punished those who insisted on chasing growth stocks.

In the first quarter of the year, the speculative bubble in TMT stocks burst mainly due to excessively high valuations and the Federal Reserve Board’s campaign to raise short-term interest rates in order to cool economic growth and contain inflation. The Fed’s three rate hikes in the first half of the year brought the total number of increases to six since June 1999. With higher interest rates raising the specter of a slowing economy and leaner corporate profits, stocks fell out of bed from mid-March through the Fed’s final rate hike on May 16, led lower by the technology-heavy NASDAQ Composite Index.

Stock investors were granted a reprieve over the summer. For one thing, there was a sense that the Fed would take at least a temporary breather from tightening monetary policy after its half-point increase in May. In addition, there was little evidence of the damage to earnings and the economy that would become painfully evident later in the year. The summer rally was more subdued than the raucous advances of late 1999 and early 2000, however, and investors soberly paid more attention to companies with solid earnings prospects.

Higher interest rates finally took their toll in the last four months of the year. Companies across a variety of sectors scaled back their earnings forecasts, while data on industrial production, retail sales, consumer confidence, and other measures of economic activity rapidly deteriorated. Although few pundits were prepared to declare that a recession was imminent, most observers were surprised by the swiftness of the slowdown, and many investors who had come to think of a soft landing as the best possible scenario likely began to have second thoughts.

As the earnings outlook worsened, growth stocks resumed their downward course with a vengeance, and the NASDAQ Composite Index finished the year with a 39.2% loss, the worst year since its inception in 1971. Approximately 33% of that loss came in the fourth quarter. Intraday volatility for the NASDAQ was its highest ever, while the venerable Dow Jones Industrial Average experienced its highest intraday volatility since the depths of the Great Depression in 1932.

Compared with the NASDAQ Composite Index, the Standard & Poor’s 500 Composite Index (S&P 500) emerged relatively unscathed, losing 9.10%. The elite pentad of Microsoft, Lucent Technologies, WorldCom, AT&T, and Cisco Systems accounted for approximately 81% of the S&P 500 decline. Notably, that index posted its first negative return since 1990 and its worst year since the grueling bear market of 1974.

While growth-oriented stock indexes ended the year in negative territory, those with a value bias managed positive returns, as investors placed a premium on dependable earnings growth and reasonable valuations. The divergence between growth and value was reflected in the 22.42% loss of the Russell 1000 Growth Index, which finished far behind the 7.01% gain of the Russell 1000 Value Index. The contrast was even more vivid among small-cap stocks, evidenced by the 22.43% decline in the Russell 2000 Growth Index versus the 22.83% advance of the Russell 2000 Value Index. Clearly, small-cap value stocks were one of the premier investments of 2000 and eloquently made the case for diversification across market capitalizations and management styles.

(Continued)

Bonds Benefit from Slowing Growth

The bond market managed to generate positive returns during the first six months of the year in spite of the Fed’s three increases in short-term interest rates. In part, this was due to the Treasury’s buyback program, which reduced supply and increased demand for Treasury securities at the longer end of the yield curve. Furthermore, as the Fed continued to hike rates, bond investors began to anticipate that higher rates would eventually slow the economy and possibly even result in rate reductions by the Fed. Treasuries were the best-performing fixed-income sector for most of the first half, although corporates rallied smartly as spreads narrowed immediately after the Fed’s half-point rate increase in May.

For fixed-income investors, the second half of 2000 was notable primarily for what occurred in the final quarter. An epidemic of earnings warnings and a rapidly contracting economy caused yields across most maturities to fall sharply and boosted prices. High-yield securities were one of the few sectors that did not participate in this trend. Investors were leery of buying junk bonds in an environment where ebbing corporate earnings might put such investments at greater risk of default.

As the economy weakened and earnings prospects fizzled, a broad consensus developed that rates were headed lower. The Fed shifted from a tightening bias to an easing bias (thus bypassing the compromise path of a neutral bias) at its December 19 meeting. However, the central bank decided to leave short-term interest rates unchanged while acknowledging that “the biggest threat to the U.S. economy is no longer inflation, but dangerously slow growth.”

A stunning reversal of this decision occurred on January 3, 2001, one day after the NAPM (National Association of Purchasing Managers) revealed that its index of economic activity for December fell to levels not seen since April 1991. The Fed acted decisively, dropping the federal funds target rate by a half-point and the discount by a quarter-point. On the following day, the discount rate was reduced by a further quarter-point. The importance of these moves was underscored by the fact that they occurred between meetings of the Fed’s Open Market Committee.

Near-Term Outlook Mixed

In the wake of the Fed’s aggressive action at the beginning of the new year, there is widespread anticipation that we will see another rate cut at the next Fed meeting in late January and possibly more reductions over the next few months. Such a scenario would provide some justification for optimism, for multiple easing moves by the Fed have historically had a positive influence on the economy and the stock market. However, the effects of higher interest rates are still percolating through the economy, and now that a slowing trend has begun to take hold, reversing it may take some time. Just as the economy benefited from a wealth effect when stocks were advancing because consumers were willing and able to maintain high levels of spending, we could see the emergence of a “negative wealth effect” now that the stock market has fallen so decisively.

Having said that, however, let me observe that long-term investors should not be unduly swayed by what could happen six months or a year from now. They should, in the words of management guru Tom Peters, “stick to their knitting” and focus on the implementation of strategies that may reach many years or, in some cases, decades into the future. In that regard, it is worth reminding us that the declines endured by stock investors in 2000 do not in most cases even fully offset what was gained in 1999. The long-term prospects for the U.S. economy are bright, and stocks remain the investment vehicle of choice to take advantage of those prospects.

John V. Murphy
President
MML Series Investment Fund

MML Money Market Fund

What are the investment objectives and policies for the MML Money Market Fund?
The objective and policies of the Fund are to:
• maximize current income to the extent consistent with liquidity and the preservation of capital
• invest in a diversified portfolio of money market instruments
• invest in high quality debt instruments with remaining maturity not to exceed 397 days

How did the Fund perform during 2000?	The Fund’s shares had a net return of 6.03%, better than the 5.94% return posted by Lipper Taxable Money Market Fund Index.

What was the investment background during the period?
Higher short-term interest rates were the order of the day during the first half of the year, prompted by rate hikes by the Federal Reserve Board in February, March, and May. The Fed continued to raise rates as a way of cooling an overheated economy, containing inflation, and discouraging excessive speculation in the stock market. Spreads between commercial paper and 90-day T-bills widened considerably during this six-month stretch. The combined effect of higher rates and wider spreads created generous yields for commercial paper investors.

During the second half of the year, the Fed held short-term rates steady while it assessed the impact of its previous actions. T-bill rates continued to rise, peaking in November, while Tier 1 commercial paper yields fluctuated in a narrow range from May through the end of the year. Spreads narrowed considerably during this period. In December, weakness in the economy and a deteriorating outlook for corporate earnings resulted in T-bill yields falling by approximately 50 basis points, causing spreads to widen but not to levels seen earlier in the year.

On December 19, the Fed shifted to an easing bias but did not adjust interest rates. Amid rapidly decelerating economic growth, however, there was a broad consensus that the Fed would have to act soon to lower rates.

How did you respond to these events?
We normally keep the average life of the Fund’s holdings close to that of our benchmark, the IBC/Donohue Universe. Within those constraints, there is some leeway for judgment, and when we anticipate a Fed tightening move, we typically try to shorten the Fund’s average life a bit, while an imminent easing in interest rates calls for a modest lengthening of the average life to lock in higher yields while they are still available. However, any variance from our benchmark is limited to a few days on either side. As always, the Fund invests almost exclusively in Tier 1 securities, which have received the highest rating from at least two of the nationally recognized rating agencies. During the period we sharpened our focus on searching for the very highest-quality securities we could find. A slowing economy increases credit risk, and although Tier 1 paper is relatively safe, it is by no means of uniform quality.

What is your outlook?
The Fed intended to slow the economy, and that goal has been achieved. The primary question facing policy makers now is whether the Fed’ s medicine was too strong. It is one thing to talk about engineering a soft landing, but fine-tuning is difficult given the complexity of the U.S. economy and the lag between changes in interest rates and their ultimate effects. The Fed’s abrupt change from a tightening bias to an easing bias in December indicates that even our central bankers may have been caught off guard by the swiftness of the recent slowdown. As portfolio managers, we will concentrate on those variables under our control, the most important of which is the selection of high-quality Tier 1 securities for the Fund’s portfolio.

MML Money Market Fund (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Money Market Fund and the Lipper Taxable Money Market Fund Index

MML Series Investment Fund
Total Return
		Five Year	Ten Year
	One Year 1/1/00 - 12/31/00	Average Annual 1/1/96 - 12/31/00	Average Annual 1/1/91 - 12/31/00

MML Money Market Fund	6.03%	5.22%	4.77%

Lipper Taxable Money Market Fund Index	5.94%	5.18%	4.71%

GROWTH OF A $10,000 INVESTMENT FOR THE PAST TEN YEARS

The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Lipper Taxable Money Market Fund Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here. Past performance is no indication of future results.

MML Managed Bond Fund

What are the investment objectives and policies for the MML Managed Bond Fund?
The objective and policies of the Fund are to:
• achieve a high total return consistent with prudent investment risk and the preservation of capital
• invest primarily in a diversified portfolio of investment grade, fixed income securities
• maintain duration in a targeted range from four to seven years
• diversify investments by industry, sector, maturity, issuer class, and quality sectors to reduce risk of capital erosion

How did the Fund perform during 2000?	It was a good year for bonds. For the 12 months ended December 31, 2000, the Fund’s shares returned 11.19%, about in line with the 11.63% return of the Lehman Brothers Aggregate Bond Index.

What factors influenced the Fund’s performance?
The big story over the first half of the year was the upward trend in short-term interest rates. The Federal Reserve Board raised rates in February, March, and May in an effort to slow economic growth, contain inflation, and prevent excessive speculation in the stock market. That brought the total number of rate hikes to six since June 1999. Higher interest rates increased speculation that the economy might begin to slow, trimming corporate profits and triggering an increase in “credit events”—that is, defaults and other problems. Concern about corporate profits, in turn, caused spreads to widen.

Offsetting the upward trend in short-term interest rates to some extent was the downward direction of long-term rates, especially the 10- and 30-year bond yields. The primary influence at work in that case was the U.S. Treasury’s buyback program, which involved reducing issuance of new long-term Treasury securities and buying back large quantities of those already issued. The combination of upward pressure on short-term rates and downward pressure on longer rates produced an inverted yield curve, a situation in which short-term yields are higher than long-term yields.

MML Managed Bond Fund (Continued)

The second half of the year began with investors unsure of the Fed’s next move. Although the economy began to show signs of slowing over the summer, many indicators still suggested robust growth. Reflecting these mixed signals, yields in short-term Treasury securities continued to edge higher in August and September, while those with intermediate and long maturities drifted lower. For its part, the Fed held the federal funds target rate and the discount rate steady at its August meeting.

In the fourth quarter, a number of clear trends emerged. Companies in a wide variety of sectors revised their fourth-quarter earnings forecasts sharply downward, while industrial production, consumer confidence, and other measures of economic activity deteriorated noticeably. Concerns about credit quality intensified, and spreads widened even further. Yields in most maturities fell sharply, providing the Fund with a large share of its gains for the year.

How did you respond to these events?
We reduced the Fund’s allocation of corporate bonds from approximately 44% at the end of 1999 to 37.3% in August. Much of this reduction occurred after the Fed’s 0.50% rate hike on May 16, when there was broad speculation that short-term interest rates had reached at least a temporary plateau and spreads narrowed substantially. We lightened up on corporates because we expected to see a good buying opportunity when the economy began to show a more obvious slowing trend. When spreads widened dramatically in the fourth quarter, we increased the Fund’s weighting of corporate securities to 49.2% at year end. Spreads at that time had widened to levels commonly seen during a recession, which we felt was an overreaction. Furthermore, the Fed shifted to an easing bias on December 19, meaning that it was inclined to lower rates. Lower interest rates would, we felt, improve the economic outlook and result in narrower spreads.

We concentrated our buying on A-rated corporate securities of higher-quality companies. Purchases included intermediate-term securities of Avnet, the world’s second-largest distributor of electronic components and computer products, consumer products giant Unilever, and Keyspan, the fourth-largest distributor of natural gas in the U.S.

What is your outlook?
Given the extreme levels reached by spreads toward the end of the period and the Fed’s apparent willingness to keep the economy from deteriorating further, we are cautiously optimistic about corporate securities and will look to increase our holdings further on any weakness in the sector. The focus will continue to be on solid companies and securities with high credit quality ratings. A softening economy is no time to take unnecessary risks. Mortgage-backed securities will be a secondary area of emphasis, since spreads in that sector widened along with those of corporates and should do well in an environment of stable or gently falling interest rates.

MML Managed Bond Fund (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Managed Bond Fund, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers Government/Corporate Bond Index

MML Series Investment Fund
Total Return
		Five Year	Ten Year
	One Year 1/1/00 - 12/31/00	Average Annual 1/1/96 - 12/31/00	Average Annual 1/1/91 - 12/31/00

MML Managed Bond Fund	11.19%	6.01%	7.95%

Lehman Brothers Aggregate Bond Index*	11.63%	6.46%	7.96%

Lehman Brothers Government/Corporate Bond Index	11.85%	6.23%	8.00%

GROWTH OF A $10,000 INVESTMENT FOR THE PAST TEN YEARS

The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Lehman Brothers Aggregate Bond Index and the Lehman Brothers Government/Corporate Bond Index are unmanaged and do not incur expenses, and cannot be purchased directly by investors. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here. Past performance is no indication of future results.

*The Lehman Brothers Aggregate Bond Index, an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Corporate Bond Index and the Mortgage-Backed Securities Index, is replacing the Lehman Brothers Government/Corporate Bond Index as the MML Managed Bond Fund’s performance benchmark. The Lehman Brothers Aggregate Bond Index is a broader measure of the U.S. dollar-denominated investment grade fixed income market and includes government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities. It is therefore expected to be a better benchmark comparison of the Fund’s performance. The Index figures do not reflect any fees or expenses.
MML Blend Fund

Note to shareholders:
Michael Farrell became portfolio manager of the MML Blend Fund’s equity portfolio on October 9, 2000. At the same time, the equity portfolio adopted a core management style in place of the value style used previously. The sub-adviser for the Fund remains David L. Babson and Company Inc.

What are the investment objectives and policies for the MML Blend Fund?
The objective and policies of the Fund are to:
•  Achieve a high total rate of return over an extended period of time consistent with the preservation of capital values
•  invest in a diversified portfolio of equity securities, fixed-income securities and money market instruments
•  manage the allocation of investments, under normal circumstances, in three sectors with the following ranges:

Money Market sector up to 100% of net assets
Bond sector no more than 50% of net assets
Equity sector no more than 70% of net assets

How did the Fund perform during 2000?
For the 12 months ended December 31, 2000, the Fund’s shares returned 0.02%, slightly trailing the 2.39% return of the Lipper Balanced Fund Index, an unmanaged index of stock and bond portfolios. Strong performance in the Fund’s bond portfolio was offset by a losing year for its equity holdings.

MML Blend Fund (Continued)

What was the Fund’s asset allocation strategy during the period?
Generally, our strategy was a contrarian one. We increased the Fund’s equity allocation a number of times during the year when stock prices weakened, especially in the dismal fourth quarter. We also took some profits on bonds during the four-quarter rally in fixed-income securities. At the end of the period, our target allocations of stocks, bonds, and money market securities stood at 61.9%, 24.4%, and 19.6%, respectively.

The Fund’s equity portfolio has a new manager and a new management style. Can you explain more about these changes?
The new core management style takes the form of an enhanced indexing strategy, with the S&P 500 as its benchmark. Enhanced indexing means that the portfolio’s management team has the goal of beating the S&P 500 by a small margin—typically 100 to 150 basis points on an annual basis—in an extremely risk-controlled fashion. The new manager has used enhanced indexing techniques to manage a variety of portfolios for the past six years and has consistently delivered index-beating performance in those portfolios. In addition, the method has performed well in hypothetical backtesting over a 12-year period.

Management employs a strictly quantitative rating system that takes into account a wide variety of growth and value factors, including price-earnings and price-to-book ratios, stock price momentum, earnings growth rates, earnings momentum, earnings reliability, earnings yield, quality of earnings, and much more. Overall, the portfolio has characteristics that compare favorably with the S&P 500 in some key respects—slightly lower price-to-earnings and price-to-book ratios, higher earnings growth rates, and so on. Risk is tightly controlled both by disciplined adherence to the quantitative discipline and by diversification through the large number of holdings in the portfolio, which will be in the 420-450 range under normal circumstances. Typically, approximately 300 of those holdings have weightings at or near those of the S&P 500, while the rest will be overweighted or underweighted as directed by our quantitative model.

What factors affected the Fund’s bond portfolio?
The big story over the first half of the year was the upward trend in short-term interest rates. The Federal Reserve Board raised rates in February, March, and May in an effort to slow economic growth, contain inflation, and prevent excessive speculation in the stock market. Higher interest rates increased speculation that the economy might begin to slow, trimming corporate profits and triggering an increase in “credit events”—that is, defaults and other problems. Concern about corporate profits, in turn, caused spreads to widen.

Offsetting the upward trend in short-term interest rates to some extent was the downward direction of long-term rates, especially the 10- and 30-year bond yields. The primary influence at work in that case was the U.S. Treasury’s buyback program, which involved reducing issuance of new long-term Treasury securities and buying back large quantities of those already issued. The combination of upward pressure on short-term rates and downward pressure on longer rates produced an inverted yield curve, a situation in which short-term yields are higher than long-term yields.

The second half of the year was notable primarily for what occurred in the fourth quarter. Companies in a wide variety of sectors revised their fourth-quarter earnings forecasts sharply downward, while industrial production, consumer confidence, and other measures of economic activity deteriorated noticeably. Concerns about credit quality intensified, and spreads widened even further. Yields in most maturities fell sharply, providing the bond portfolio with a large share of its gains for the year.

What is your outlook?
One important development was the Fed’s move to an easing bias from a tightening bias on December 19. With the Fed inclined to lower rates rather than raise them, both the stock and bond markets could benefit. Value shares were the clear winner in 2000, while most growth stocks took it on the chin. If the Fed eases aggressively, we believe that investors will favor a more balanced mix of growth and value investments. Regardless of what the Fed does, however, we will apply the disciplined approach described earlier to select stocks for the equity portion of the Fund.

MML Blend Fund (Continued)

In the bond portfolio, we will look to increase our holdings of corporate securities on any weakness in the sector. The focus will continue to be on solid companies and securities with high credit quality ratings. A softening economy is no time to take unnecessary risks. Mortgage-backed securities will be a secondary area of emphasis, since spreads in that sector widened along with those of corporates and should do well in an environment of stable or gently falling interest rates.

Growth of a $10,000 Investment

Hypothetical Investments in MML Blend Fund and the corresponding indices

MML Series Investment Fund
Total Return
	One Year 1/1/00 - 12/31/00	Five Year	Ten Year
		Average Annual 1/1/96 - 12/31/00	Average Annual 1/1/91 - 12/31/00

MML Blend Fund	0.02%	9.08%	11.24%

Lipper Balanced Fund Index	2.39%	11.80%	12.33%

S&P 500 Composite Index	-9.10%	18.33%	17.46%

Lehman Brothers Aggregate Bond Index*	11.63%	6.46%	7.96%

Lehman Brothers Government/Corporate Bond Index	11.85%	6.23%	8.00%

GROWTH OF A $10,000 INVESTMENT FOR THE PAST TEN YEARS

The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Lipper Balanced Fund Index, the S&P 500 Composite Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers Government/Corporate Bond Index are unmanaged and do not incur expenses, and cannot be purchased directly by investors. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here. Past performance is no indication of future results.

*The Lehman Brothers Aggregate Bond Index, an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Corporate Bond Index and the Mortgage-Backed Securities Index, is replacing the Lehman Brothers Government/Corporate Bond Index as the MML Blend Fund’s performance benchmark. The Lehman Brothers Aggregate Bond Index is a broader measure of the U.S. dollar-denominated investment grade fixed income market and includes government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities. It is therefore expected to be a better benchmark comparison of the Fund’s performance. The Index figures do not reflect any fees or expenses.

MML Equity Fund

What are the investment objectives and policies for the MML Equity Fund?
The objectives and policies of the Fund are to:
•  achieve high total returns over the long term, while minimizing the short term downside risk in the portfolio
•  utilize a value-oriented portfolio strategy in making investment decisions
•  utilize Fundamental analysis to identify companies which
    -have opportunities to reinvest future cash flows at superior returns, including retirement of their own shares
    -are attractively valued relative to these reinvestment opportunities
    -retain durable advantages in strategic positioning within its competitive industry
•  invest in a diversified portfolio of equity securities of larger, well established firms (generally with market capitalization exceeding $2 billion)

MML Equity Fund (Continued)

How did the Fund perform during 2000?
For the 12 months ended December 31, 2000, the Fund’s shares had a return of 2.86%. This result fell between the 7.01% return of the Russell 1000 Value Index and the -9.10% result for the S&P 500.

The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with attributes common to the value universe. The Russell 1000 Index tracks the performance of the 1,000 largest U.S. companies based on total market capitalization. The S&P 500 is a market capitalization-weighted, unmanaged index of 500 common stocks.

What factors influenced the Fund’s performance?
For the first time in a number of years, value indices substantially outdistanced growth indices. The Russell 1000 Growth Index declined about 22.42%, while the Russell 1000 Value Index advanced 7.01%—a huge divergence. In the fourth quarter alone, the technology-heavy NASDAQ Composite Index plunged over 30%, while value indices trended higher down the stretch. Therefore, virtually all of the outperformance by value indices was packed into a brief period.

The stage for this dramatic reversal had been set a year earlier, as monetary authorities fretted over a potential Y2K-related cash run on banks. One result of providing the excess bank liquidity thought necessary was a speculative stock market bubble that evolved through the first quarter of 2000. This bubble crested in March, with extraordinary valuations sited in technology, telecommunications, and biotechnology issues. As the Federal Reserve Board withdrew liquidity from the banking system and ratcheted up short-term interest rates three times in the first half of the year, growth stocks took the first of two steep drops during the year. However, first-half GDP growth galloped away at a robust 5%-plus pace.

Against this backdrop of an increasingly restrictive Fed and the credit tourniquet of an inverted Treasury yield curve, the portfolio was substantially repositioned during the May-to-July period following a fund management change in April.

What ideas guided your restructuring efforts?
The Fund was restructured with a defensive tilt. We emphasized large-capitalization stocks with high earnings predictability, low debt, and high internal cash generation. Also sought out were companies with both the capacity and willingness to repurchase their own stock. On the other hand, we weeded out leveraged mid-cap names and stocks with illiquid trading patterns. Economically sensitive businesses, such as automotive parts suppliers and chemical firms, also were sold. The total number of holdings was cut from about 70 to approximately 54. This was accomplished by selling 40 stocks and adding back 24 fresh ideas.

One area of buying emphasis was pharmaceutical stocks, which helped the Fund’s relative performance. Schering Plough, Pharmacia, Johnson & Johnson, Merck, and American Home Products were significant holdings in this group. The Fund also benefited from its exposure to consumer nondurables. We initiated or increased positions in high-quality names such as Proctor & Gamble, McDonalds, General Mills, and Kimberly-Clark. In addition, a solid exposure to the energy sector benefited results in the Fund.

What factors hurt performance versus the Russell index?
In light of the high risks to bank credits under a “hard landing” economic scenario, we specifically underweighted the bank stocks. We were quite leery of risky lending done during the earlier speculative bubble, during which it seemed that any company even loosely associated with the Internet had ready access to financing. This underweighting caused the fourth quarter Fund performance to lag that of its benchmark index by about 2%, as the finance sector rallied strongly on expectations that a slowing economy might lead to lower interest rates. However, we believe that deteriorating bank credit losses may yet be an issue in 2001.

MML Equity Fund (Continued)

Furthermore, high transaction costs associated with the restructuring were a drag on performance. However, we view those costs as a worthwhile investment in a process that was necessary to improve portfolio structure, quality, and flexibility going forward.

Which individual holdings were most helpful to performance?
In May we sold Hewlett-Packard and bought Boeing. That turned out to be an extremely beneficial move, as HP’s stock price was cut in half by year-end, while Boeing enjoyed a nice rally due to improving operating margins and a substantial repurchase of its own shares. Another strong performer was Sabre Group, a maker of airline reservation software. The company was widely thought to derive revenue primarily from travel agents, but we realized that it also had significant Internet exposure through its rapidly growing subsidiary, Travelocity.com, the largest online travel agency.

Which stocks were most detrimental to performance?
General Motors was a significant detractor. We bought the stock based on the likelihood of a buyout of GM’s Hughes Aircraft subsidiary, which never materialized. Micron Technology and Compaq suffered from a collapse in demand for DRAM (dynamic random access memory) and personal computers, respectively, during the disappointing fourth quarter. Nevertheless, we liked Micron’s technological leadership and maintained the position.

What is your outlook?
Data on economic activity plunged in December, one of the quickest declines in recent memory. The Fed responded by moving to an easing bias on December 19 and apparently stands ready to do whatever is necessary to head off a recession. Another strong incentive for the Fed to stabilize the economy without delay is to avoid the huge tax cut advocated by President Bush, which the Fed regards as fiscally irresponsible. There would likely be a groundswell of popular support for tax cuts if visible signs of economic contraction continue in 2001.

In light of this fresh view, we positioned the portfolio less defensively beginning December 21. Several beaten-down, high-quality technology leaders were purchased at 50% to 60% discounts from the highest prices for the year. Furthermore, we added non-bank, highest-quality financial services stocks and expect them to benefit from sequential Fed easing in 2001. Finally, aggressive Fed easing would dictate taking a close look at companies with export operations and other likely beneficiaries of a weaker dollar.

Growth of a $10,000 Investment

Hypothetical Investments in MML Equity Fund and the S&P 500 Composite Index

MML Series Investment Fund
Total Return
		Five Year	Ten Year
	One Year 1/1/00 - 12/31/00	Average Annual 1/1/96 - 12/31/00	Average Annual 1/1/91 - 12/31/00

MML Equity Fund	2.86%	12.18%	13.92%

S&P 500 Composite Index	-9.10%	18.33%	17.46%

GROWTH OF A $10,000 INVESTMENT FOR THE PAST TEN YEARS

The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Composite Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges. The inclusion of these charges would have reduced the performance shown here. Past performance is no indication of future results.

MML Series Investment Fund

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

	MML Money Market Fund	MML Managed Bond Fund	MML Blend Fund	MML Equity Fund

ASSETS:

Investments, at value (cost $0, $208,949,461, $1,500,630,711, $1,647,745,223, respectively) (Note 2)	$ -	$ 210,547,984	$ 1,584,363,949	$ 2,180,693,275

Short-term investments, at amortized cost (Note 2)	183,868,763	37,668,148	360,223,231	39,764,589

Total Investments	183,868,763	248,216,132	1,944,587,180	2,220,457,864

Cash	1,971	4,869	873	6,539,276

Receivables from:

Investments sold	-	13,050	5,412,633	-

Fund shares sold	97,662	135,140	513,911	795,320

Interest and dividends	-	2,786,937	7,479,733	1,176,689

Foreign taxes withheld	-	-	1,826	-

Total assets	183,968,396	251,156,128	1,957,996,156	2,228,969,149

LIABILITIES:

Payables for:

Investments purchased	-	19,831	4,927,354	6,200,445

Dividends (Note 2)	961,270	-	-	-

Fund shares repurchased	900,998	466,736	1,131,666	1,463,431

Variation margin on open futures contracts (Note 2)	-	-	841,750	-

Settlement of investments purchased on a forward commitment basis (Note 2)	-	110,782	21,923	-

Securities on loan (Note 2)	-	18,021,683	114,281,379	39,764,589

Directors’ fees and expenses (Note 3)	5,127	5,124	4,979	4,975

Affiliates (Note 3):

Investment management fees	74,765	91,249	576,166	666,295

Accrued expenses and other liabilities	17,741	9,405	115,447	128,507

Total liabilities	1,959,901	18,724,810	121,900,664	48,228,242

NET ASSETS	$ 182,008,495	$ 232,431,318	$ 1,836,095,492	$ 2,180,740,907

Net assets consist of:

Paid-in capital	$ 182,005,201	$ 233,345,643	$ 1,502,652,906	$ 1,343,671,061

Undistributed net investment income	23,842	1,924,723	7,989,403	17,151,399

Accumulated net realized gain (loss) on investments	(20,548)	(4,326,789)	241,186,653	286,970,395

Net unrealized appreciation on investments	-	1,487,741	84,266,530	532,948,052

	$ 182,008,495	$ 232,431,318	$ 1,836,095,492	$ 2,180,740,907

Shares outstanding:	182,008,495	19,072,909	94,088,158	63,575,520

Net asset value, offering price and redemption price per share:	$ 1.00	$ 12.19	$ 19.51	$ 34.30

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2000

	MML Money Market Fund	MML Managed Bond Fund	MML Blend Fund	MML Equity Fund

Investment income: (Note 2)

Dividends (net of withholding tax of $0, $0, $109,678, $166,247, respectively)	$ -	$ -	$ 23,802,293	$ 42,147,171

Interest (including securities lending income of $0, $12,409, $87,610, $62,956, respectively)	11,887,072	15,569,326	55,946,595	1,560,070

Total investment income	11,887,072	15,569,326	79,748,888	43,707,241

Expenses: (Note 3)

Investment management fees (Note 3)	890,213	1,047,744	8,002,896	8,621,402

Custody fees	19,377	-	186,691	333,840

Audit and legal fees	17,143	14,765	183,542	194,698

Directors’ fees (Note 3)	16,874	16,873	16,888	16,830

Other expenses	4,906	-	102,200	108,884

Total expenses	948,513	1,079,382	8,492,217	9,275,654

Net investment income	10,938,559	14,489,944	71,256,671	34,431,587

Net Realized and unrealized gain (loss):

Net realized gain (loss) on investment transactions	-	(1,972,080)	509,414,996	462,024,490

Net change in unrealized appreciation (depreciation) on:
Investments	-	10,895,757	(588,065,035)	(461,495,359)

Open futures contracts	-	-	555,215	-

Net unrealized gain (loss)	-	10,895,757	(587,509,820)	(461,495,359)

Net realized and unrealized gain (loss)	-	8,923,677	(78,094,824)	529,131

Net increase (decrease) in net assets resulting from operations	$10,938,559	$23,413,621	$ (6,838,153)	$ 34,960,718

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund

STATEMENT OF CHANGES IN NET ASSETS

	Year ended December 31, 2000				Year ended December 31, 1999
	MML Money Market Fund	MML Managed Bond Fund	MML Blend Fund	MML Equity Fund	MML Money Market Fund	MML Managed Bond Fund	MML Blend Fund	MML Equity Fund

Increase (Decrease) in Net Assets:
Operations:

Net investment income	$ 10,938,559	$ 14,489,944	$ 71,256,671	$ 34,431,587	$ 8,721,660	$ 15,791,736	$ 96,536,711	$ 53,666,623

Net realized gain (loss) on investment transactions	-	(1,972,080)	509,414,996	462,024,490	(2,451)	(1,987,536)	49,460,859	32,212,209

Net change in unrealized appreciation (depreciation) on investments and open futures contracts	-	10,895,757	(587,509,820)	(461,495,359)	-	(18,606,086)	(178,772,580)	(199,732,667)

Net increase (decrease) in net assets resulting from operations	10,938,559	23,413,621	(6,838,153)	34,960,718	8,719,209	(4,801,886)	(32,775,010)	(113,853,835)

Distributions to shareholders: (Note 2)

From net investment income:	(10,938,559)	(12,610,230)	(63,377,558)	(17,338,918)	(8,719,209)	(15,861,796)	(96,568,344)	(53,615,000)

From net realized gains:	-	-	(267,204,540)	(175,054,095)	-	-	(49,654,848)	(32,524,676)

	(10,938,559)	(12,610,230)	(330,582,098)	(192,393,013)	(8,719,209)	(15,861,796)	(146,223,192)	(86,139,676)

Net fund share transactions (Note 5)	(18,561,416)	(18,281,635)	(462,805,093)	(409,982,131)	22,136,154	6,464,564	630,128	10,041,380

Total increase (decrease) in net assets	(18,561,416)	(7,478,244)	(800,225,344)	(567,414,426)	22,136,154	(14,199,118)	(178,368,074)	(189,952,131)

NET ASSETS:
Beginning of year	200,569,911	239,909,562	2,636,320,836	2,748,155,333	178,433,757	254,108,680	2,814,688,910	2,938,107,464

End of year	$ 182,008,495	$ 232,431,318	$ 1,836,095,492	$ 2,180,740,907	$ 200,569,911	$ 239,909,562	$ 2,636,320,836	$ 2,748,155,333

Undistributed net investment income included in net assets at end of year	$ 23,842	$ 1,924,723	$ 7,989,403	$ 17,151,399	$ 16,538	$ 49,970	$ 50,552	$ 58,730

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	MML MONEY MARKET FUND

	Year ended 12/31/00	Year ended 12/31/99	Year ended 12/31/98	Year ended 12/31/97	Year ended 12/31/96
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Income (loss) from investment operations:

Net investment income	0.06	0.05	0.50	0.05	0.05

Total income (loss) from investment operations	0.06	0.05	0.50	0.05	0.05

Less distributions to shareholders:

From net investment income	(0.06)	(0.05)	(0.50)	(0.05)	(0.05)

Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return @	6.03%	4.78%	5.16%	5.18%	5.01%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$182,008	$200,570	$178,434	$141,165	$145,231

Net expenses to average daily net assets	0.51%	0.50%	0.49%	0.52%	0.52%

Net investment income to average daily net assets	5.86%	4.68%	5.05%	5.07%	4.92%

@
Total return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year) (Continued)

	MML MANAGED BOND FUND

	Year ended 12/31/00	Year ended 12/31/99	Year ended 12/31/98	Year ended 12/31/97	Year ended 12/31/96

Net asset value, beginning of year	$ 11.61	$ 12.60	$ 12.41	$ 12.05	$ 12.45

Income (loss) from investment operations:

Net investment income	0.77 *	0.75	0.76	0.80	0.78

Net realized and unrealized gain (loss) on investments	0.50	(0.98)	0.24	0.36	(0.40)

Total income (loss) from investment operations	1.27	(0.23)	1.00	1.16	0.38

Less distributions to shareholders:

From net investment income	(0.69)	(0.76)	(0.75)	(0.80)	(0.78)

From net realized gains	-	-	(0.06)	-	-

Total distributions	(0.69)	(0.76)	(0.81)	(0.80)	(0.78)

Net asset value, end of year	$ 12.19	$ 11.61	$ 12.60	$ 12.41	$ 12.05

Total Return @	11.19%	(1.83% )	8.14%	9.91%	3.25%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$232,431	$239,910	$254,109	$205,316	$181,572

Net expenses to average daily net assets	0.49%	0.50%	0.48%	0.47%	0.51%

Net investment income to average daily net assets	6.54%	6.19%	6.07%	6.06%	6.54%

Portfolio turnover rate	20%	41%	41%	42%	46%

*	Per share amount calculated on the average shares method.
@
Total return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products.
Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year) (Continued)

	MML BLEND FUND

	Year ended 12/31/00	Year ended 12/31/99	Year ended 12/31/98	Year ended 12/31/97	Year ended 12/31/96
Net asset value, beginning of year	$ 23.51	$ 25.08	$ 24.08	$ 21.97	$ 20.52

Income (loss) from investment operations:

Net investment income	0.76 *	0.84	0.42	0.84	0.82

Net realized and unrealized gain (loss) on investments	(0.73)	(1.13)	2.36	3.69	1.99

Total income (loss) from investment operations	0.03	(0.29)	2.78	4.53	2.81

Less distributions to shareholders:

From net investment income	(0.70)	(0.84)	(0.42)	(0.84)	(0.82)

From net realized gains	(3.33)	(0.44)	(1.36)	(1.58)	(0.54)

Total distributions	(4.03)	(1.28)	(1.78)	(2.42)	(1.36)

Net asset value, end of year	$ 19.51	$ 23.51	$ 25.08	$ 24.08	$ 21.97

Total Return @	0.02%	(1.24% )	13.56%	20.89%	13.95%

Ratios / Supplemental Data:

Net assets, end of year (000’s)	$1,836,095	$2,636,321	$2,814,689	$2,471,827	$2,093,990

Net expenses to average daily net assets	0.39%	0.38%	0.37%	0.38%	0.38%

Net investment income to average daily net assets	3.30%	3.34%	3.43%	3.56%	3.87%

Portfolio turnover rate	103%	21%	29%	21%	19%

*	Per share amount calculated on the average shares method.
@
Total return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the Total Return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year) (Continued)

	MML EQUITY FUND

	Year ended 12/31/00	Year ended 12/31/99	Year ended 12/31/98	Year ended 12/31/97	Year ended 12/31/96

Net asset value, beginning of year	$ 36.56	$ 39.20	$ 35.44	$ 29.79	$ 25.92

Income (loss) from investment operations:

Net investment income	0.53 *	0.71	0.72	0.71	0.70

Net realized and unrealized gain (loss) on investments	0.53	(2.21)	5.02	7.80	4.56

Total income (loss) from investment operations	1.06	(1.50)	5.74	8.51	5.26

Less distributions to shareholders:

From net investment income	(0.30)	(0.71)	(0.72)	(0.71)	(0.70)

From net realized gains	(3.02)	(0.43)	(1.26)	(2.15)	(0.69)

Total distributions	(3.32)	(1.14)	(1.98)	(2.86)	(1.39)

Net asset value, end of year	$ 34.30	$ 36.56	$ 39.20	$ 35.44	$ 29.79

Total Return @	2.86%	(3.82% )	16.20%	28.59%	20.25%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$2,180,741	$2,748,155	$2,938,107	$2,363,441	$1,701,998

Net expenses to average daily net assets	0.40%	0.37%	0.37%	0.35%	0.38%

Net investment income to average daily net assets	1.47%	1.78%	1.95%	2.03%	2.65%

Portfolio turnover rate	69%	16%	14%	15%	11%

*	Per share amount calculated on the average shares method.
@
Total return information shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Money Market Fund

PORTFOLIO OF INVESTMENTS
December 31, 2000

	Principal Amount	Market Value

SHORT-TERM INVESTMENTS - 101.0%
Commercial Paper - 89.5%
Alcoa, Inc.
6.500% 01/29/2001	$4,830,000	$ 4,805,582
Alcoa, Inc.
6.500% 02/08/2001	1,440,000	1,430,120
Alltel Corp.
6.460% 03/09/2001	1,910,000	1,887,037
Alltel Corp.
6.500% 02/23/2001	4,930,000	4,882,823
Baxter International, Inc.
6.600% 03/06/2001	7,200,000	7,115,520
BellSouth Corporation
6.290% 02/28/2001	7,000,000	6,929,063
Bemis Company, Inc.
6.550% 01/10/2001	2,645,000	2,640,669
Bemis Company, Inc.
6.550% 01/12/2001	4,825,000	4,815,343
Caterpillar Financial Services Corp.
6.370% 06/04/2001	6,795,000	6,609,840
The CIT Group, Inc.
6.490% 01/11/2001	3,740,000	3,733,258
The CIT Group, Inc.
6.550% 01/26/2001	180,000	179,181
Coca-Cola Company, The
6.470% 01/12/2001	2,435,000	2,430,186
Coca-Cola Company, The
6.510% 01/18/2001	3,000,000	2,990,777
Duke Energy Corporation
6.390% 02/15/2001	4,560,000	4,523,577
Duke Energy Corporation
6.410% 02/12/2001	2,465,000	2,446,566
E. I. du Pont de Nemours & Company
6.430% 01/26/2001	1,060,000	1,055,267
Eastman Kodak Co.
6.480% 02/07/2001	5,870,000	5,830,906
Florida Power Corporation
6.570% 01/16/2001	5,020,000	5,006,258

	Principal Amount	Market Value

Fortune Brands, Inc.
6.500% 02/27/2001	$3,775,000	$ 3,736,149
General Electric Capital Corporation
6.470% 01/26/2001	510,000	507,709
General Electric Capital Corporation
6.480% 01/24/2001	2,880,000	2,868,077
General Electric Capital Corporation
6.490% 01/31/2001	1,865,000	1,854,914
General Motors Acceptance Corporation
6.510% 01/22/2001	905,000	901,563
General Motors Acceptance Corporation
6.530% 01/17/2001	5,965,000	5,947,688
Gillette Company
6.320% 03/12/2001	4,365,000	4,311,359
Gillette Company
6.490% 01/10/2001	1,810,000	1,807,063
Heinz (H. J.) Company
6.500% 02/09/2001	7,000,000	6,950,708
IBM Credit Corp.
6.520% 01/09/2001	5,955,000	5,946,372
Illinois Tool Works, Inc.
6.510% 02/06/2001	7,300,000	7,252,477
Minnesota Mining & Manufacturing Company
6.270% 02/06/2001	5,440,000	5,405,891
Motorola, Inc.
6.140% 04/06/2001	2,800,000	2,754,632
Motorola, Inc.
6.320% 03/21/2001	680,000	670,569
Motorola, Inc.
6.420% 03/29/2001	375,000	369,182
Nestle Capital Corp.
6.360% 02/16/2001	3,210,000	3,183,913
Newell Rubbermaid, Inc.
6.470% 01/19/2001	7,000,000	6,977,355
NSTAR
6.600% 02/27/2001	4,550,000	4,502,453
Pacific Gas & Electric
6.510% 01/22/2001	1,120,000	1,115,746

	Principal Amount	Market Value

South Carolina Energy & Gas
6.500% 02/01/2001	$4,755,000	$ 4,728,385
Toyota Motor Credit Corporation
6.330% 02/22/2001	4,085,000	4,047,649
Toyota Motor Credit Corporation
6.470% 02/08/2001	410,000	407,200
Verizon Network Funding
6.320% 03/13/2001	1,185,000	1,170,230
Verizon Network Funding
6.480% 02/05/2001	4,340,000	4,312,658
Wisconsin Electric Power Company
6.420% 02/14/2001	6,185,000	6,136,468
Wisconsin Gas Company
6.500% 01/25/2001	5,845,000	5,819,672

		162,998,055

Discount Notes - 11.5%
Federal Home Loan Bank
5.780% 06/22/2001	3,235,000	3,145,664
Federal Home Loan Bank
5.930% 05/15/2001	4,460,000	4,361,555
Federal Home Loan Bank
6.310% 03/28/2001	3,635,000	3,580,206
FHLMC
6.320% 03/29/2001	3,470,000	3,417,002
FHLMC
6.440% 04/26/2001	6,500,000	6,366,281

		20,870,708

TOTAL SHORT-TERM INVESTMENTS
(At Amortized Cost)*		183,868,763

TOTAL INVESTMENTS - 101.0%
Other Assets/(Liabilities) - (1.0%)		(1,860,268)

NET ASSETS - 100.0%		$182,008,495

Notes to Portfolio of Investments

*	Aggregate cost for Federal tax purposes. (Note 7).
The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund

PORTFOLIO OF INVESTMENTS
December 31, 2000

	Principal Amount	Market Value

BONDS & NOTES - 90.6%

Asset Backed Securities - 6.1%
America West Airlines, Inc. 1996-1, Class A
6.850% 01/02/2011	$ 1,624,084	$ 1,622,785
California Infrastructure SCE-1, 1997-1, Class A5
6.280% 09/25/2005	300,000	302,517
California Infrastructure SDG&E-1,1997-1, Class A5
6.190% 09/25/2005	250,000	250,342
Case Equipment Loan Trust 1998-A, Class A4
5.830% 02/15/2005	944,959	943,447
Chase Manhattan Auto Owner Trust 1998-A, Class A4
5.800% 12/16/2002	1,188,286	1,186,635
Chase Manhattan RV Owner Trust 1997-A, Class A7
6.140% 10/16/2006	1,726,191	1,726,090
Metlife Capital Equipment Loan Trust Series 1997-A, Class A
6.850% 05/20/2008	865,987	882,485
Peco Energy Transition Trust Series 1999-A, Class A6
6.050% 03/01/2009	1,000,000	992,020
Peco Energy Transition Trust Series 1999-A, Class A7
6.130% 03/01/2009	500,000	493,665
Premier Auto Trust Series 1998-4, Class A3
5.690% 06/08/2002	748,063	747,128
Premier Auto Trust Series 1998-5, Class A3
5.070% 07/08/2002	521,625	519,098
Railcar Trust No. 1992-1, Class A
7.750% 06/01/2004	905,220	926,972
Rental Car Finance Corp. Series 1999-1A, Class A†
5.900% 02/25/2007	750,000	734,038

	Principal Amount	Market Value

Textron Financial Corporation Series 1998-A, Class A2†
5.890% 01/15/2005	$ 1,500,000	$ 1,498,110
Travelers Funding Limited Series 1A, Class A1†
6.300% 02/18/2014	1,400,000	1,315,510

Total Asset Backed Securities
(Cost $14,258,274)		14,140,842

Corporate Debt - 49.2%
AirTouch Communications, Inc.
7.500% 07/15/2006	1,500,000	1,534,815
Alcan Aluminum Limited
6.250% 11/01/2008	800,000	766,385
American Airlines 1994-A Pass Through Trusts, Class A4*
9.780% 11/26/2011	1,611,111	1,745,848
American General Finance Corporation
5.750% 11/01/2003	1,000,000	983,960
Arrow Electronics, Inc.†
8.700% 10/01/2005	900,000	923,773
Associates Corporation of North America*
7.875% 09/30/2001	2,000,000	2,024,240
AT&T—Liberty Media Group
8.250% 02/01/2030	1,000,000	912,341
Atlantic Richfield Series MTNB
7.770% 02/13/2002	3,000,000	3,048,624
Avnet, Inc.
8.200% 10/17/2003	800,000	797,904
Barrick Gold Corporation
7.500% 05/01/2007	2,000,000	2,018,460
BellSouth Capital Funding Corporation
7.750% 02/15/2010	1,000,000	1,059,080
BHP Finance (USA) Limited
6.420% 03/01/2026	2,000,000	1,997,320
Boeing Capital Corp.
7.100% 09/27/2005	650,000	678,009
Boston Scientific Corporation
6.625% 03/15/2005	2,500,000	2,217,050

	Principal Amount	Market Value

Capitol Records, Inc.†
8.375% 08/15/2009	$ 2,000,000	$ 2,141,270
Champion International Corporation
6.400% 02/15/2026	1,500,000	1,467,900
The CIT Group, Inc.
5.625% 10/15/2003	1,000,000	963,680
The Columbia Gas System, Inc.
6.610% 11/28/2002	2,000,000	2,014,320
Comcast Cable Communications, Inc.
8.375% 05/01/2007	1,250,000	1,356,075
Commercial Credit Company
7.750% 03/01/2005	3,000,000	3,152,310
ConAgra, Inc.
7.000% 10/01/2028	1,250,000	1,182,312
Continental Airlines, Inc., Series 1996-2B
8.560% 07/02/2014	905,275	965,259
Continental Airlines, Inc., Series 1996-B
7.820% 10/15/2013	1,297,985	1,326,557
Cox Communications, Inc.
7.750% 11/01/2010	1,350,000	1,397,506
Crown Cork & Seal Company, Inc.
7.125% 09/01/2002	1,300,000	825,500
CSX Corporation
7.050% 05/01/2002	1,000,000	1,006,990
CSX Corporation
7.250% 05/01/2027	2,000,000	1,997,080
Delta Air Lines, Inc.
7.379% 05/18/2010	920,000	948,557
Dominion Resources, Inc.
7.820% 09/15/2004	1,000,000	1,031,930
Donnelley (R.R.) & Sons Co.
6.625% 04/15/2029	1,000,000	840,660
Dover Corporation
6.250% 06/01/2008	750,000	719,437
Duke Capital Corp.
7.500% 10/01/2009	800,000	838,368
Duke Energy Field Services Corporation
7.875% 08/16/2010	800,000	851,640

(Continued)
The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund

PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000

	Principal Amount	Market Value

Emerald Investment Grade CBO Limited†
7.210% 05/24/2011	$ 1,000,000	$ 1,000,000
ERAC USA Finance Company†
6.750% 05/15/2007	2,000,000	1,894,660
FBG Finance Limited†
7.875% 06/01/2016	1,250,000	1,350,412
Ford Motor Credit Corporation
7.375% 10/28/2009	1,000,000	997,480
General American Transportation Corporation
6.750% 03/01/2006	2,000,000	1,900,220
General Electric Capital Corporation
8.750% 05/21/2007	1,000,000	1,137,980
General Electric Capital Corporation Series MTNA
5.500% 04/15/2002	1,000,000	994,350
General Mills, Inc.
8.900% 06/15/2006	1,000,000	1,139,200
Goodyear Tire & Rubber Company
8.500% 03/15/2007	1,300,000	1,133,014
Heller Financial, Inc.
6.250% 03/01/2001	1,000,000	998,830
Heller Financial, Inc.
7.375% 11/01/2009	1,000,000	1,001,080
Hershey Foods Corporation
7.200% 08/15/2027	1,500,000	1,480,245
Houghton Mifflin Company
7.000% 03/01/2006	550,000	558,360
Household Finance Corporation
6.500% 11/15/2008	1,000,000	957,610
ICI Wilmington, Inc.
7.050% 09/15/2007	750,000	716,857
IMC Global, Inc.
6.625% 10/15/2001	1,000,000	981,350
IMCERA Group, Inc.
6.000% 10/15/2003	2,000,000	1,947,820
Interpool, Inc.
7.350% 08/01/2007	500,000	375,314
Interpublic Group Cos., Inc.
7.875% 10/15/2005	1,200,000	1,225,512

	Principal Amount	Market Value

Jet Equipment Trust Series 1995-A†
8.235% 11/01/2012	$ 1,730,428	$ 1,821,989
KeySpan Corporation
7.250% 11/15/2005	1,105,000	1,148,957
Kimco Realty Corp. Series MTNB
7.860% 11/01/2007	1,100,000	1,129,585
Koninklijke KPN NV†
8.000% 10/01/2010	950,000	888,370
The Kroger Co.
7.000% 05/01/2018	500,000	468,465
LASMO (USA), Inc.
6.750% 12/15/2007	2,000,000	1,954,230
Leucadia National Corporation
7.750% 08/15/2013	2,000,000	1,890,340
Marsh & McLennan Companies, Inc.
7.125% 06/15/2009	750,000	763,290
Meritor Automotive, Inc.
6.800% 02/15/2009	1,000,000	653,020
Millipore Corporation
7.500% 04/01/2007	1,000,000	974,970
Mobil Corporation
8.625% 08/15/2021	2,000,000	2,423,600
Morgan Stanley Dean Witter & Co.
5.625% 01/20/2004	1,300,000	1,275,651
Newmont Mining Corporation*
8.625% 04/01/2002	2,000,000	2,027,260
News America Holdings, Inc.
9.250% 02/01/2013	2,000,000	2,142,680
Norfolk Southern Corporation
7.050% 05/01/2037	2,500,000	2,539,750
Pepsi Bottling Holdings, Inc.†
5.625% 02/17/2009	700,000	667,491
Raytheon Company
6.750% 08/15/2007	500,000	497,010
Reliant Energy Resources Corp.†
8.125% 07/15/2005	1,235,000	1,290,838
Republic Services, Inc.
7.125% 05/15/2009	1,000,000	955,328

	Principal Amount	Market Value

Ryder System, Inc.
6.600% 11/15/2005	$ 750,000	$ 712,770
Scholastic Corporation
7.000% 12/15/2003	1,500,000	1,513,995
The Charles Schwab Corporation
6.250% 01/23/2003	2,000,000	1,993,541
Sears Roebuck Acceptance Corp.
6.750% 09/15/2005	1,500,000	1,477,020
Sprint Capital Corporation
6.125% 11/15/2008	750,000	674,565
Sprint Capital Corporation
6.900% 05/01/2019	750,000	629,565
SuperValu, Inc.
7.875% 08/01/2009	1,000,000	997,740
Telefonica Europe BV
7.350% 09/15/2005	1,000,000	1,008,324
Thomas & Betts Corporation
8.250% 01/15/2004	1,500,000	1,369,620
Time Warner, Inc. Pass-Thru Asset Trust 1997-1†
6.100% 12/30/2001	500,000	497,720
Times Mirror Co.
7.450% 10/15/2009	1,300,000	1,342,709
TRW, Inc.
8.750% 05/15/2006	2,000,000	1,998,126
Tyco International Group SA
6.250% 06/15/2003	1,100,000	1,089,332
Unilever Capital Corp.
6.750% 11/01/2003	935,000	952,073
Union Tank Car Co.
6.790% 05/01/2010	2,000,000	1,927,467
United Air Lines, Inc.
10.110% 02/19/2006	329,559	346,073
US Air, Inc., Class B
7.500% 04/15/2008	895,308	861,832
Vulcan Materials Company
6.000% 04/01/2009	800,000	750,832
WPP Finance (USA) Corporation
6.625% 07/15/2005	1,100,000	1,085,517

Total Corporate Debt
(Cost $115,947,826)		114,267,099

(Continued)
The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund

PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000

	Principal Amount	Market Value

Non-U.S. Government Agency Obligations - 3.2%
Collateralized Mortgage Obligations - 3.2%
Asset Securitization Corporation Series 1995- MD4, Class A1
7.100% 08/13/2029	$ 2,275,384	$ 2,350,595
CS First Boston Mortgage Securities Corp. Series 1998-C2, Class A1
5.960% 12/15/2007	876,793	870,474
Merrill Lynch Mortgage Investors, Inc., Series 1998-C1, Class A1
6.310% 11/15/2026	1,352,004	1,350,802
Residential Funding Mortgage Securities I Series 1998-S9, Class 1 A1
6.500% 04/25/2013	557,110	548,057
Salomon Brothers Mortgage Securities 1997-TZH, Class B†
7.491% 03/25/2022	1,250,000	1,277,450
Starwood Commercial Mortgage Trust Series 1999-C1A, Class B†
6.920% 02/05/2009	1,000,000	1,002,686

Total Non-U.S. Government Agency Obligations
(Cost $7,486,738)		7,400,064

U.S. Government Agency Obligations - 16.3%
Federal Home Loan Mortgage Corporation (FHLMC) - 1.8%
Collateralized Mortgage Obligations - 1.3%
FHLMC Series 1322 Class G
7.500% 02/15/2007	641,500	646,510
FHLMC Series 1460 Class H
7.000% 05/15/2007	2,000,000	2,035,000
FHLMC Series W067 Class A
6.420% 12/01/2005	333,824	338,832

		3,020,342

	Principal Amount	Market Value

Pass-Through Securities - 0.5%
FHLMC
8.000% 03/01/2027	$ 1,171,985	$ 1,202,011
FHLMC
9.000% 03/01/2017	57,988	60,616

		1,262,627

		4,282,969

Federal National Mortgage Association (FNMA) - 9.0%
Collateralized Mortgage Obligations - 5.5%
FNMA Series 1993-134 Class GA
6.500% 02/25/2007	2,000,000	2,000,620
FNMA Series 1993-186 Class G
6.250% 03/25/2008	2,629,437	2,623,679
FNMA Series 1993-221 Class D
6.000% 12/25/2008	1,000,000	1,000,310
FNMA Series 1993-231, Class M
6.000% 12/25/2008	3,322,000	3,316,784
FNMA Series 1996-54 Class C
6.000% 09/25/2008	4,000,000	3,967,480

		12,908,873

Pass-Through Securities - 3.5%
FNMA
6.000% 11/01/2028	1,770,701	1,714,800
FNMA 7.500%
08/01/2029-04/01/2030	5,141,071	5,216,542
FNMA 8.000%
12/01/2029-05/01/2030	968,390	992,291
FNMA
9.000% 05/01/2009	114,365	118,138

		8,041,771

		20,950,644

Government National Mortgage Association (GNMA) - 5.5%
Pass-Through Securities
GNMA 7.000%
09/15/2023-09/15/2029	6,848,067	6,881,869
GNMA 7.125%
11/20/2025-11/20/2027	481,045	484,435

	Principal Amount	Market Value

GNMA 7.500%
03/15/2017-06/15/2024	$ 2,695,070	$ 2,758,093
GNMA 8.000%
12/15/2003-04/15/2008	2,513,803	2,588,417

		12,712,814

Total U.S. Government Agency Obligations
(Cost $37,530,956)		37,946,427

U.S. Treasury Obligations - 15.8%
U.S. Treasury Bonds - 4.8%
U.S. Treasury Bond
7.125% 02/15/2023	1,000,000	1,191,560
U.S. Treasury Bond
7.500% 11/15/2016	8,225,000	9,913,675

		11,105,235

U.S. Treasury Notes - 5.9%
U.S. Treasury Note
5.500% 05/15/2009	3,100,000	3,162,000
U.S. Treasury Note
6.500% 10/15/2006	9,930,000	10,597,197

		13,759,197

U.S. Treasury Strips - 5.1%
U.S. Treasury Strip— Principal Only
0.000% 05/15/2016	28,000,000	11,929,120

Total U.S. Treasury Obligations
(Cost $33,725,667)		36,793,552

TOTAL BONDS & NOTES
(Cost $208,949,461)		210,547,984

SHORT-TERM INVESTMENTS - 16.2%
Cash Equivalents - 7.8%
AT&T**
6.730% 07/19/2001	364,954	364,954
Banc One Bank Note**
6.800% 07/02/2001	364,954	364,954
Bank of America Bank Note**
6.670% 03/22/2001	364,957	364,957

(Continued)

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund

PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000

	Principal Amount	Market Value

Bank of Montreal Eurodollar Time Deposit**
6.560% 01/05/2001	$ 1,703,120	$ 1,703,120
Credit Agricole Bank Eurodollar Time Deposit**
6.600% 01/05/2001	4,379,452	4,379,452
First Union Bank Note**
6.670% 05/09/2001	364,954	364,954
Fleet National Bank Note**
6.850% 04/30/2001	1,330,172	1,330,172
HypoVereinsbank Eurodollar Time Deposit**
6.650% 01/10/2001	851,560	851,560
Merrimac Money Market Fund**
6.500% 01/02/2001	3,448,199	3,448,199
Morgan Stanley Dean Witter & Co.**
6.650% 09/14/2001	729,909	729,909
Morgan Stanley Dean Witter & Co.**
6.660% 01/16/2001	729,909	729,909
Paribas Bank Eurodollar Time Deposit**
6.690% 01/11/2001	2,537,983	2,537,983
Toronto Dominion Eurodollar Time Deposit **
6.720% 01/04/2001	851,560	851,560

		18,021,683

	Principal Amount	Market Value

Commercial Paper - 8.4%
Appalachian Power Company
8.250% 01/05/2001	$ 4,130,000	$ 4,126,214
Avnet, Inc.
8.000% 01/09/2001	6,250,000	6,238,889
Countrywide Home Loans, Inc.
6.570% 01/04/2001	1,760,000	1,759,036
Federal Signal Corporation
7.000% 01/03/2001	6,015,000	6,012,661
Qwest Capital Funding, Inc.
8.000% 01/02/2001	1,510,000	1,509,665

		19,646,465

TOTAL SHORT-TERM INVESTMENTS
(At Amortized Cost)		37,668,148

TOTAL INVESTMENTS - 106.8%
(Cost $246,617,609)***		248,216,132
Other Assets/(Liabilities) - (6.8%)		(15,784,814)

NET ASSETS - 100.0%		$ 232,431,318

Notes to Portfolio of Investments

*	All or a portion of this security is segregated to cover forward purchase commitments. (Note 2).

**	Represents investment of security lending collateral. (Note 2).

***	Aggregate cost for Federal tax purposes. (Note 7).
†	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

MML Blend Fund

PORTFOLIO OF INVESTMENTS
December 31, 2000

	Number of Shares	Market Value

EQUITIES - 61.9%

Advertising - 0.1%
Interpublic Group Cos., Inc.	12,200	$ 519,262
Omnicom Group, Inc.	16,700	1,384,012

		1,903,274

Aerospace & Defense - 1.1%
Boeing Co.	142,400	9,398,400
General Dynamics Corp.	24,500	1,911,000
Goodrich (B.F.) Co.	10,000	363,750
Honeywell International, Inc.	76,287	3,609,329
Lockheed Martin Corporation	44,300	1,503,985
Northrop Grumman Corp.	20,300	1,684,900
Raytheon Company Cl. B	32,500	1,009,531
TRW, Inc.	13,300	515,375

		19,996,270

Air Transportation - 0.2%
AMR Corp.*	19,200	752,400
Delta Air Lines, Inc.	11,700	587,194
Southwest Airlines	77,000	2,581,810

		3,921,404

Apparel, Textiles & Shoes - 0.2%
LIZ Claiborne, Inc.	7,100	295,537
Limited, Inc.	17,000	290,062
Nike, Inc. Cl. B	28,000	1,562,750
Reebok International Limited*	7,000	191,380
VF Corporation	12,300	445,752

		2,785,481

Automotive & Parts - 0.7%
Cooper Tire & Rubber Company	7,800	82,875
Dana Corp.	6,400	98,000
Delphi Automotive Systems Corporation	71,300	802,125
Ford Motor Company	246,109	5,768,180
General Motors Corp.	66,200	3,372,062
Genuine Parts Co.	18,800	492,325
Harley-Davidson, Inc.	34,700	1,379,325
Navistar International*	6,400	167,600
Paccar, Inc.	8,200	403,850
Visteon Corp.	11,000	126,500

		12,692,842

	Number of Shares	Market Value

Banking, Savings & Loans - 6.4%
Amsouth Bancorporation	36,100	$ 550,525
Bank of America Corp.	157,200	7,211,550
Bank of New York Company, Inc.	96,100	5,303,519
Bank One Corp.	117,800	4,314,425
BB&T Corporation	38,000	1,417,875
Capital One Financial Corp.	20,000	1,316,250
Charter One Financial, Inc.	21,400	617,925
Chase Manhattan Corp.	124,400	5,652,425
Citigroup, Inc.	493,885	25,219,003
Comerica, Incorporated	14,900	884,687
Federal Home Loan Mortgage Corporation	90,400	6,226,300
Federal National Mortgage Association	156,600	13,585,050
Fifth Third Bancorp	44,200	2,640,950
First Union Corp.	100,400	2,792,375
Firstar Corporation	91,000	2,115,750
Fleet Boston Financial Corp.	92,000	3,455,750
Golden West Financial Corp.	21,200	1,431,000
Huntington Bancshares, Inc.	9,500	153,781
KeyCorp	41,200	1,153,600
Mellon Financial Corp.	46,700	2,297,056
National City Corp.	58,100	1,670,375
Northern Trust Corp.	22,600	1,843,312
Old Kent Financial Corp.	5,900	258,125
PNC Financial Services Group	27,700	2,023,831
Providian Financial Corp.	27,200	1,564,000
Regions Financial Corp.	8,300	226,694
SouthTrust Corp.	18,100	736,444
State Street Corp.	17,300	2,148,833
Summit Bancorp	18,700	714,106
Suntrust Banks, Inc.	28,500	1,795,500
Synovus Financial Corp.	29,000	781,187
U.S. Bancorp	71,400	2,083,987
Union Planters Corp.	14,500	518,375
Wachovia Corp.	21,500	1,249,687
Washington Mutual, Inc.	61,900	3,284,569
Wells Fargo & Company	156,900	8,737,369

		117,976,190

	Number of Shares	Market Value

Beverages - 1.4%
Anheuser-Busch Companies, Inc.	86,100	$ 3,917,550
Brown-Forman Corporation Cl. B	7,400	492,100
Coca-Cola Company, The	237,000	14,442,187
Coors (Adolph) Cl. B	5,000	401,562
Pepsico, Inc.	137,300	6,804,931

		26,058,330

Broadcasting, Publishing & Printing - 0.5%
American Greetings Corp. Cl. A	6,900	65,119
Comcast Corp. Cl. A*	86,600	3,615,550
Dow Jones & Co., Inc.	11,700	662,512
Gannett Co., Inc.	24,700	1,557,644
Harcourt General, Inc.	7,000	400,400
Knight Ridder, Inc.	2,900	164,937
The McGraw-Hill Companies, Inc.	18,300	1,072,837
Meredith Corp.	2,000	64,375
New York Times Co. Cl. A	17,900	717,119
Tribune Co.	11,700	494,325
Viacom, Inc. Cl. B*	16,500	771,375

		9,586,193

Building Materials & Construction - 0.8%
Centex Corp.	43,600	1,637,725
Home Depot, Inc.	234,200	10,700,012
Kaufman & Broad Home Corp.	5,200	175,175
Louisiana-Pacific Corp.	10,300	104,287
Lowe’s Companies, Inc.	16,400	729,800
Masco Corp.	43,600	1,119,975

		14,466,974

Chemicals - 0.8%
Air Products and Chemicals, Inc.	21,500	881,500
Ashland, Inc.	8,600	308,654
Dow Chemical Company	64,700	2,369,637
E. I. du Pont de Nemours and Company	108,100	5,222,581

(Continued)
The accompanying notes are an integral part of the financial statements.

MML Blend Fund

PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000

	Number of Shares	Market Value

Eastman Chemical Company	9,200	$ 448,500
Engelhard Corporation	12,600	256,725
FMC Corp.*	21,900	1,569,956
Great Lakes Chemical Corp.	5,600	208,250
International Flavors & Fragrances, Inc.	9,900	201,094
PPG Industries, Inc.	18,700	866,044
Rohm & Haas Company	20,700	751,669
Union Carbide Corporation	14,500	780,281

		13,864,891

Commercial Services - 0.4%
Allied Waste Industries, Inc.*	20,100	292,706
Block H & R, Inc.	9,300	384,787
Cendant Corporation*	29,600	284,900
Donnelley (R.R.) & Sons Co.	12,000	324,000
Moody’s Corporation	15,200	390,450
Paychex, Inc.	37,900	1,842,887
PerkinElmer, Inc.	5,600	588,000
Robert Half International, Inc.*	23,000	609,500
Ryder System, Inc.	8,000	133,000
Waste Management, Inc.	59,500	1,651,125

		6,501,355

Communications - 2.1%
ADC Telecommunications, Inc.*	85,500	1,549,687
Andrew Corp.*	3,500	76,125
Avaya, Inc.*	26,400	272,250
Lucent Technologies, Inc.	223,300	3,014,550
Network Appliance, Inc.*	29,400	1,888,491
Nortel Networks Corporation	281,200	9,015,975
Qualcomm, Inc.*	72,000	5,917,500
SBC Communications, Inc.	332,236	15,864,269
Scientific-Atlanta, Inc.	14,700	478,669
Tellabs, Inc.*	17,600	994,400

		39,071,916

	Number of Shares	Market Value

Computer Integrated Systems Design - 0.8%
Autodesk, Inc.	5,500	$ 148,156
Broadvision, Inc.*	26,000	307,125
Cabletron Systems*	17,500	263,594
Computer Sciences Corp.*	16,600	998,075
Parametric Technology Corp.*	10,300	138,406
Sun Microsystems, Inc.*	407,900	11,370,212
Teradyne, Inc.*	16,500	614,625

		13,840,193

Computer Programming Services - 0.1%
Mercury Interactive Corp.*	18,900	1,705,725

Computers & Information - 3.1%
Cisco Systems, Inc.*	683,800	26,155,350
Compaq Computer Corp.	171,100	2,575,055
Comverse Technology, Inc.*	16,700	1,814,037
Dell Computer Corp.*	248,200	4,327,987
EMC Corp.*	288,900	19,211,850
Gateway, Inc.*	34,600	622,454
Lexmark International Group, Inc.*	5,500	243,719
Palm, Inc.*	54,300	1,537,369

		56,487,821

Computers & Office Equipment - 1.3%
Electronic Data Systems Corporation	44,300	2,558,325
Hewlett-Packard Company	188,400	5,946,375
International Business Machines Corporation	172,900	14,696,500
Pitney Bowes, Inc.	24,200	801,625

		24,002,825

Containers - 0.0%
Ball Corp.	3,100	142,794
Bemis Company, Inc.	5,700	191,306
Pactiv Corporation*	16,700	206,662
Temple-Inland, Inc.	5,500	294,937

		835,699

	Number of Shares	Market Value

Cosmetics & Personal Care - 0.7%
Avon Products	22,300	$ 1,067,612
Colgate-Palmolive Company	60,200	3,885,910
Kimberly-Clark Corporation	53,600	3,788,984
Procter & Gamble Company, The	55,100	4,321,906

		13,064,412

Data Processing and Preparation - 0.4%
Automatic Data Processing, Inc.	58,800	3,722,775
Ceridian Corp.*	6,200	123,612
Deluxe Corp.	7,800	197,106
First Data Corp.	38,500	2,028,469
IMS Health, Inc.	29,400	793,800
NCR Corporation*	10,300	505,987

		7,371,749

Electric Utilities - 2.0%
AES Corp.*	43,400	2,403,275
Allegheny Energy, Inc.	32,300	1,556,456
Ameren Corporation	13,000	602,062
American Electric Power Company	30,800	1,432,200
Cinergy Corp.	15,100	530,387
Consolidated Edison, Inc.	20,100	773,850
Constellation Energy Group, Inc.	14,200	639,887
Dominion Resources, Inc.	15,100	1,011,700
DTE Energy Company	14,100	549,019
Duke Energy Corporation	57,800	4,927,450
Edison International	43,700	682,812
Entergy Corp.	52,400	2,217,175
Exelon Corp.	50,100	3,517,521
FirstEnergy Corporation	21,700	684,906
FPL Group, Inc.	16,900	1,212,575
GPU, Inc.	15,000	552,187
Niagara Mohawk Holdings, Inc.*	15,800	263,662
NiSource, Inc.	52,318	1,608,778
PG&E Corp.	36,700	734,000
Pinnacle West Capital Corporation	10,500	500,062

(Continued)
The accompanying notes are an integral part of the financial statements.

MML Blend Fund

PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000

	Number of Shares	Market Value

PPL Corporation	42,800	$ 1,934,025
Progress Energy, Inc.	19,630	965,551
Public Service Enterprise Group	26,500	1,288,562
Reliant Energy, Inc.	54,500	2,360,531
Southern Co.	61,600	2,048,200
TXU Corporation	27,400	1,214,162

		36,210,995

Electrical Equipment & Electronics - 5.4%
Adaptec, Inc.*	9,400	96,350
Advanced Micro Devices*	33,700	465,481
Altera Corp.*	48,700	1,281,419
Analog Devices, Inc.*	59,400	3,040,537
Broadcom Corp. Cl. A*	22,600	1,909,700
Emerson Electric Co.	40,900	3,223,431
General Electric Company	951,200	45,598,150
Intel Corp.	645,500	19,405,344
Jds Uniphase Corp.*	88,300	3,681,006
Johnson Controls, Inc.	10,600	551,200
Kla-Tencor Corp.*	17,400	586,162
Linear Technology Corp.	41,700	1,928,625
LSI Logic Corp.*	31,600	540,044
Maxim Integrated Products*	42,700	2,041,594
Micron Technology, Inc.*	70,200	2,492,100
Molex, Inc.	21,000	745,500
Novellus Systems, Inc.*	16,200	582,187
Qlogic Corp.*	8,600	662,200
Rockwell International Corp.	17,400	828,675
Sanmina Corp.*	14,400	1,103,400
Texas Instruments, Inc.	163,100	7,726,862
Xilinx, Inc.*	31,400	1,448,325

		99,938,292

Energy - 5.2%
Amerada Hess Corp.	27,000	1,972,687
Anadarko Petroleum Corp.	25,200	1,791,216
Apache Corporation	32,700	2,291,044
Burlington Resources, Inc.	20,500	1,035,250
Chevron Corporation	61,700	5,209,794
Coastal Corp.	26,500	2,340,281
Conoco, Inc. Cl. B	79,300	2,294,744
Devon Energy Corporation	12,100	737,737

	Number of Shares	Market Value

Dynegy, Inc.	58,400	$ 3,274,050
EL Paso Energy Corporation	22,700	1,625,887
Enron Corp.	75,300	6,259,312
EOG Resources, Inc.	14,800	809,375
Exxon Mobil Corp.	329,499	28,645,819
Kerr-McGee Corp.	11,600	776,475
Keyspan Corporation	35,800	1,517,025
Nabors Industries, Inc.*	14,300	845,845
Nicor, Inc.	4,400	190,025
Occidental Petroleum Corporation	92,000	2,231,000
Oneok, Inc.	23,800	1,145,375
Peoples Energy Corp.	3,800	170,050
Phillips Petroleum Co.	33,000	1,876,875
Rowan Cos., Inc.*	9,300	251,100
Royal Dutch Petroleum Company NY Shares	204,000	12,354,750
Schlumberger Limited	54,100	4,324,619
Sempra Energy	59,500	1,383,375
Sunoco, Inc.	7,900	266,131
Texaco, Inc.	71,400	4,435,725
Tosco Corp.	13,700	464,944
Unocal Corporation	22,900	885,944
USX-Marathon Group	40,100	1,112,775
The Williams Companies, Inc.	41,500	1,657,406
XCEL Energy, Inc.	43,200	1,255,500

		95,432,135

Entertainment & Leisure - 0.6%
Brunswick Corp.	11,100	182,456
Harrah’s Entertainment Inc.*	11,100	292,762
Time Warner, Inc.	134,600	7,031,504
Walt Disney Company, The	87,800	2,540,712

		10,047,434

Financial Services - 2.4%
American Express Company	127,800	7,021,013
American General Corporation	23,700	1,931,550
Bear Stearns Companies, Inc.	10,200	517,013

	Number of Shares	Market Value

The CIT Group, Inc. Cl. A	24,900	$ 501,113
Countrywide Credit Industries, Inc.	15,300	768,825
Franklin Resources, Inc.	22,300	849,630
Household International, Inc.	61,500	3,382,500
Lehman Brothers Holdings, Inc.	20,900	1,413,363
MBNA Corp.	105,400	3,893,213
Merrill Lynch & Co. Inc.	76,300	5,202,706
J.P. Morgan & Company	23,800	3,938,900
Morgan Stanley Dean Witter & Co.	106,800	8,463,900
Price (T. Rowe) Associates	13,000	549,453
Schwab (Charles) Corp.	146,400	4,154,100
Stillwell Financial, Inc.	21,300	840,019
USA Education, Inc.	14,700	999,600

		44,426,898

Foods - 1.2%
Archer-Daniels-Midland	65,600	984,000
Campbell Soup Company	40,100	1,388,463
ConAgra, Inc.	51,600	1,341,600
General Mills, Inc.	27,700	1,234,381
Heinz (H. J.) Company	37,300	1,769,419
Hershey Foods Corporation	13,500	869,063
Kellogg Co.	43,500	1,141,875
The Kroger Co.*	79,000	2,137,938
Quaker Oats Co.	13,100	1,275,613
Ralston-Ralston Purina Group	29,300	765,463
Safeway, Inc.*	46,600	2,912,500
Sara Lee Corp.	83,200	2,043,600
Starbucks Corp.*	20,100	889,425
SYSCO Corp.	86,600	2,598,000
Wrigley (WM.) JR Co.	11,200	1,073,100

		22,424,440

Forest Products & Paper - 0.2%
Boise Cascade Corp.	6,200	208,475
Georgia-Pacific Group	21,816	679,023
International Paper Company	20,700	844,819

(Continued)
The accompanying notes are an integral part of the financial statements.

MML Blend Fund

PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000

	Number of Shares	Market Value

Westvaco Corporation	12,400	$ 361,925
Weyerhaeuser Company	22,400	1,136,800

		3,231,042

Healthcare - 1.7%
Becton, Dickinson and Company	25,000	865,625
Bristol-Myers Squibb Company	188,400	13,929,825
The Healthcare Company	53,400	2,350,134
Healthsouth Corp.*	36,900	601,931
Manor Care, Inc.*	11,000	226,875
Schering-Plough Corp.	140,100	7,950,675
Tenet Healthcare Corporation	30,100	1,337,569
UnitedHealth Group Incorporated	50,200	3,081,025
Wellpoint Health Networks*	6,800	783,700

		31,127,359

Home Construction, Furnishings & Appliances - 0.1%
Maytag Corp.	8,300	268,194
Pulte Corp.	15,500	653,906
Whirlpool Corp.	7,700	367,194

		1,289,294

Household Products - 0.5%
The Clorox Company	23,200	823,600
Corning, Incorporated	88,300	4,663,344
Snap-On, Inc.	2,400	66,900
Tupperware Corp.	5,500	112,406
Unilever NV NY Shares	54,000	3,398,625

		9,064,875

Industrial—Diversified - 0.7%
Illinois Tool Works, Inc.	13,000	774,313
McDermott International, Inc.	2,400	25,800
Tyco International Limited	217,398	12,065,589

		12,865,702

Information Retrieval Services - 0.2%
America Online, Inc.*	99,100	3,448,680
Yahoo!, Inc.*	23,100	696,971

		4,145,651

	Number of Shares	Market Value

Insurance - 3.3%
Aetna, Inc.*	15,100	$ 620,044
Aflac, Inc.	33,800	2,439,938
Allstate Corp.	92,800	4,042,600
American International Group, Inc.	285,000	28,090,313
AON Corp.	26,000	890,500
Chubb Corp.	16,600	1,435,900
CIGNA Corporation	27,300	3,611,790
Cincinnati Financial Corp.	6,900	272,981
The Hartford Financial Services Group, Inc.	40,400	2,853,250
Jefferson-Pilot Corporation	10,200	762,450
Lincoln National Corp.	37,100	1,755,294
Loews Corp.	22,500	2,330,156
Marsh & McLennan Companies, Inc.	25,800	3,018,600
MBIA, Inc.	9,300	689,363
Metlife Inc.	72,500	2,537,500
MGIC Investment Corp.	30,100	2,029,869
Progressive Corp.	7,000	725,375
Safeco Corp.	5,500	180,813
St. Paul Companies	21,200	1,151,425
Torchmark Corp.	12,600	484,313
UnumProvident Corp.	9,500	255,313

		60,177,787

Lodging - 0.1%
Hilton Hotels Corp.	35,300	370,650
Marriott International, Inc. Cl. A	23,700	1,001,325
Starwood Hotels & Resorts Worldwide, Inc.	25,200	888,300

		2,260,275

Machinery & Components - 0.9%
Applied Materials, Inc.*	82,700	3,158,106
Baker Hughes, Inc.	31,400	1,305,063
Black & Decker Corporation	7,900	310,075
Briggs & Stratton	2,300	102,063
Caterpillar, Inc.	35,200	1,665,400
Cummins Engine Co., Inc.	4,500	170,719
Danaher Corporation	13,600	929,900
Deere & Co.	23,900	1,094,919

	Number of Shares	Market Value

Dover Corporation	19,300	$ 782,856
Ingersoll-Rand Co.	17,300	724,438
Pall Corporation	12,200	260,013
Parker-Hannifin Corporation	12,000	529,500
The Stanley Works	3,700	115,394
Timken Co.	6,500	98,313
United Technologies Corp.	73,700	5,794,663

		17,041,422

Manufacturing - 0.0%
Millipore Corp.	6,200	390,600

Manufacturing—Diversified - 0.1%
Cooper Industries, Inc.	10,000	459,375
Eaton Corp.	7,800	586,463
ITT Industries, Inc.	10,700	414,625
National Service Industries, Inc.	1,600	41,100
Textron, Inc.	19,200	892,800

		2,394,363

Medical Supplies - 1.0%
Agilent Technologies, Inc.*	43,400	2,376,150
Allergan, Inc.	12,500	1,210,156
Applera Corp.-Applied Biosystems Group	27,900	2,624,344
Bard (C.R.), Inc.	5,400	251,438
Baxter International, Inc.	28,000	2,472,750
Biomet, Inc.	19,100	758,031
Guidant Corp.*	29,300	1,580,369
Medtronic, Inc.	113,600	6,858,600
St. Jude Medical, Inc.*	3,600	221,175
Tektronix, Inc.	9,100	306,556
Thermo Electron Corp.*	18,600	553,350

		19,212,919

Metals & Mining - 0.3%
Alcan Aluminium Limited	21,600	738,450
Alcoa, Inc.	89,800	3,008,300
Allegheny Technologies, Inc.	8,700	138,113
Barrick Gold Corp.	42,500	696,150
Inco Limited*	19,500	326,820
Phelps Dodge Corp.	3,100	173,019

(Continued)
The accompanying notes are an integral part of the financial statements.

MML Blend Fund

PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000

	Number of Shares	Market Value

Placer Dome, Inc.	34,600	$ 333,025
Worthington Industries, Inc.	8,500	68,531

		5,482,408

Miscellaneous - 0.3%
Avery-Dennison Corp.	14,945	820,107
Minnesota Mining & Manufacturing Co.	37,800	4,554,900

		5,375,007

Pharmaceuticals - 5.9%
Abbott Laboratories	148,300	7,183,281
Alza Corp.*	24,800	1,054,000
American Home Products Corp.	125,000	7,943,750
Amgen, Inc.*	70,600	4,513,988
Biogen, Inc.*	15,900	954,994
Cardinal Health, Inc.	26,700	2,659,988
Chiron Corp.*	17,900	796,550
Eli Lilly & Co.	108,300	10,078,669
Forest Laboratories, Inc. Cl. A*	14,900	1,979,838
Johnson & Johnson	133,100	13,983,819
King Pharmaceuticals, Inc.*	16,400	847,675
Medimmune, Inc.*	20,500	977,594
Merck & Co., Inc.	220,500	20,644,313
Pfizer, Inc.	605,200	27,839,200
Pharmacia Corp.	119,588	7,294,868

		108,752,527

Photography Equipment/Supplies - 0.1%
Eastman Kodak Co.	30,400	1,197,000

Prepackaged Software - 2.6%
Adobe Systems, Inc.	27,200	1,582,700
Computer Associates Internationational, Inc.	55,400	1,080,300
Microsoft Corp.*	505,700	21,934,738
Novell, Inc.*	34,300	179,005
Oracle Corporation*	530,600	15,420,563
Peoplesoft, Inc.*	28,500	1,059,844
Siebel Systems, Inc.*	39,600	2,682,900
Veritas Software Corp.*	47,889	4,190,288

		48,130,338

	Number of Shares	Market Value

Restaurants - 0.3%
Darden Restaurants, Inc.	45,500	$ 1,040,813
McDonald’s Corp.	136,100	4,627,400
Wendy’s International, Inc.	11,200	294,000

		5,962,213

Retail - 2.4%
Autozone, Inc.*	5,500	156,750
Bed Bath & Beyond, Inc.*	26,800	599,650
Best Buy Co., Inc.*	25,000	739,063
Circuit City Stores	21,200	243,800
Cons Stores Corp.*	11,000	116,875
Costco Wholesale Corp.*	41,900	1,673,381
CVS Corporation	37,700	2,259,644
Dillards, Inc. Cl. A	10,000	118,125
Federated Department Stores*	21,200	742,000
Kohls Corp.*	31,500	1,921,500
Longs Drug Stores, Inc.	1,600	38,600
The May Department Stores Company	34,100	1,116,775
Newell Rubbermaid, Inc.	10,500	238,875
Office Depot, Inc.*	29,000	206,625
RadioShack Corporation	17,600	753,500
Sears Roebuck and Co.	32,500	1,129,375
Sherwin-Williams Co.	17,400	457,838
Target Corporation	95,400	3,076,650
Tiffany & Co.	13,800	436,425
TJX Companies, Inc.	31,400	871,350
Toys R US, Inc.*	20,300	338,756
Walgreen Co.	95,800	4,005,638
Wal-Mart Stores, Inc.	421,800	22,408,125

		43,649,320

Retail—Grocery - 0.1%
Albertson’s, Inc.	45,400	1,203,100

Telephone Utilities - 2.0%
Alltel Corp.	30,200	1,885,613
AT&T Corp.	160,400	2,776,925
BellSouth Corporation	181,700	7,438,344
CenturyTel, Inc.	6,000	214,500
Qwest Communications International*	158,200	6,486,200
Sprint Corp. (FON Group)	84,300	1,712,344

	Number of Shares	Market Value

Verizon Communications	258,768	$ 12,970,746
Worldcom, Inc.*	265,200	3,712,800

		37,197,472

Tobacco - 0.9%
Philip Morris Companies, Inc.	350,900	15,439,600
UST, Inc.	17,400	488,288

		15,927,888

Transportation - 0.3%
Burlington Northern Santa Fe Corp.	38,700	1,095,694
Carnival Corp.	61,800	1,904,213
FedEx Corp.*	29,500	1,178,820
Norfolk Southern Corporation	38,400	511,200
Union Pacific Corp.	23,300	1,182,475

		5,872,402

TOTAL EQUITIES
(Cost $1,053,295,126)		1,136,564,702

	Principal Amount	Market Value
BONDS & NOTES - 24.4%
Asset Backed Securities - 1.3%
America West Airlines, Inc. 1996-1, Class A
6.850% 01/02/2011	$3,944,205	$ 3,941,050
California Infrastructure SCE-1, 1997-1, Class A5
6.280% 09/25/2005	650,000	655,453
California Infrastructure SDG&E-1, 1997-1, Class A5
6.190% 09/25/2005	500,000	500,685
Caterpillar Financial Asset Trust, 1997-B, Class A3
6.160% 09/25/2003	400,244	400,196
Chase Manhattan Auto Owner Trust 1998-A, Class A4
5.800% 12/16/2002	2,971,047	2,966,918
Chase Manhattan RV Owner Trust 1997-A, Class A7
6.140% 10/16/2006	3,883,929	3,883,704

(Continued)
The accompanying notes are an integral part of the financial statements.

MML Blend Fund

PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000

	Principal Amount	Market Value

Metlife Capital Equipment Loan Trust Series 1997-A, Class A
6.850% 05/20/2008	$2,164,969	$ 2,206,211
Railcar Trust No. 1992-1, Class A
7.750% 06/01/2004	819,224	838,910
Rental Car Finance Corp. Series 1999-1A, Class A†
5.900% 02/25/2007	2,400,000	2,348,923
Textron Financial Corporation Series 1998-A, Class A2†
5.890% 01/15/2005	3,500,000	3,495,590
Travelers Funding Limited Series 1A, Class A1†
6.300% 02/18/2014	3,400,000	3,194,810

Total Asset Backed Securities
(Cost $24,654,637)		24,432,450

Corporate Debt - 14.2%
AirTouch Communications, Inc.
7.500% 07/15/2006	4,000,000	4,092,840
American Airlines 1994-A Pass Through Trusts, Class A4
9.780% 11/26/2011	4,027,778	4,364,621
American General Finance Corporation
5.750% 11/01/2003	2,000,000	1,967,920
Arrow Electronics, Inc.†
8.700% 10/01/2005	2,000,000	2,052,830
AT&T — Liberty Media Group
8.250% 02/01/2030	5,695,000	5,195,782
Avnet, Inc.
8.200% 10/17/2003	2,400,000	2,393,712
Barrick Gold Corporation
7.500% 05/01/2007	4,250,000	4,289,227
BellSouth Capital Funding Corporation
7.750% 02/15/2010	2,000,000	2,118,160

	Principal Amount	Market Value

BHP Finance (USA) Limited
6.420% 03/01/2026	$4,500,000	$ 4,493,970
Boeing Capital Corp.
7.100% 09/27/2005	1,350,000	1,408,172
Bombardier Capital, Inc.†
6.000% 01/15/2002	4,000,000	3,982,272
Boston Scientific Corporation
6.625% 03/15/2005	6,050,000	5,365,261
Champion International Corporation
6.400% 02/15/2026	3,500,000	3,425,100
The CIT Group, Inc.
5.625% 10/15/2003	2,500,000	2,409,200
The CIT Group, Inc.
6.375% 10/01/2002	4,000,000	3,958,360
The Columbia Gas System, Inc.
6.610% 11/28/2002	3,000,000	3,021,480
Comcast Cable Communications, Inc.
8.375% 05/01/2007	2,500,000	2,712,150
Commercial Credit Company**
7.750% 03/01/2005	2,500,000	2,626,925
ConAgra, Inc.
7.000% 10/01/2028	3,000,000	2,837,550
Continental Airlines, Inc., Series 1996-2B
8.560% 07/02/2014	1,584,231	1,689,204
Continental Airlines, Inc., Series 1996-B
7.820% 10/15/2013	1,730,647	1,768,743
Cox Communications, Inc.
7.750% 11/01/2010	3,086,000	3,194,596
Crown Cork & Seal Company, Inc.
7.125% 09/01/2002	3,200,000	2,032,000
CSX Corporation
7.050% 05/01/2002	2,000,000	2,013,980
CSX Corporation
7.250% 05/01/2027	4,500,000	4,493,430
Delta Air Lines, Inc.
7.379% 05/18/2010	2,110,000	2,175,494

	Principal Amount	Market Value

Dominion Resources, Inc.
7.820% 09/15/2004	$2,130,000	$ 2,198,011
Donnelley (R.R.) & Sons Co.
6.625% 04/15/2029	3,000,000	2,521,980
Dover Corporation
6.250% 06/01/2008	2,000,000	1,918,500
Duke Capital Corp.
7.500% 10/01/2009	3,800,000	3,982,248
Duke Energy Field Services Corporation
7.875% 08/16/2010	1,800,000	1,916,190
Emerald Investment Grade CBO Limited†
7.210% 05/24/2011	3,000,000	3,000,000
ERAC USA Finance Company†
6.750% 05/15/2007	6,000,000	5,683,980
FBG Finance Limited†
7.875% 06/01/2016	4,000,000	4,321,320
Ford Motor Credit Corporation
7.375% 10/28/2009	3,000,000	2,992,440
General American Transportation Corporation
6.750% 03/01/2006	3,000,000	2,850,330
General Electric Capital Corporation
8.750% 05/21/2007	1,500,000	1,706,970
General Mills, Inc.
8.900% 06/15/2006	2,250,000	2,563,200
The Goldman Sachs Group, L.P.†
6.200% 02/15/2001	4,000,000	3,996,960
Goodyear Tire & Rubber Company
8.500% 03/15/2007	3,350,000	2,919,689
Halliburton Company
5.625% 12/01/2008	1,500,000	1,412,896
Heller Financial, Inc.
6.250% 03/01/2001	2,500,000	2,497,075
Heller Financial, Inc.
7.375% 11/01/2009	2,500,000	2,502,700
Hershey Foods Corporation
7.200% 08/15/2027	5,300,000	5,230,199

(Continued)
The accompanying notes are an integral part of the financial statements.

MML Blend Fund

PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000

	Principal Amount	Market Value

Houghton Mifflin Company
7.000% 03/01/2006	$1,200,000	$ 1,218,240
Household Finance Corporation
6.500% 11/15/2008	2,500,000	2,394,025
ICI Wilmington, Inc.
7.050% 09/15/2007	2,500,000	2,389,525
IMC Global, Inc.
6.625% 10/15/2001	2,500,000	2,453,375
Interpool, Inc.
7.350% 08/01/2007	2,000,000	1,501,258
Interpublic Group Cos., Inc.
7.875% 10/15/2005	2,600,000	2,655,276
KeySpan Corporation
7.250% 11/15/2005	2,500,000	2,599,450
Kimco Realty Corp. Series MTNB
7.860% 11/01/2007	2,500,000	2,567,238
Koninklijke KPN NV†
8.000% 10/01/2010	2,100,000	1,963,765
The Kroger Co.
7.000% 05/01/2018	2,000,000	1,873,860
Leucadia National Corporation**
7.750% 08/15/2013	3,000,000	2,835,510
Marsh & McLennan Companies, Inc.
7.125% 06/15/2009	2,000,000	2,035,440
Meritor Automotive, Inc.
6.800% 02/15/2009	4,000,000	2,612,080
Midway Airlines Corp. Pass Through Certificates Class B
8.140% 01/02/2013	2,427,966	2,330,799
Millipore Corporation
7.500% 04/01/2007	4,250,000	4,143,622
Mobil Corporation
8.625% 08/15/2021	4,500,000	5,453,100
Morgan Stanley Dean Witter & Co.
5.625% 01/20/2004	5,000,000	4,906,350
Newmont Mining Corporation**
8.625% 04/01/2002	5,000,000	5,068,150

	Principal Amount	Market Value

News America Holdings, Inc.
9.250% 02/01/2013	$4,000,000	$ 4,285,360
Norfolk Southern Corporation
7.050% 05/01/2037	6,000,000	6,095,400
North Finance (Bermuda) Limited†
7.000% 09/15/2005	4,000,000	4,083,760
Pepsi Bottling Holdings, Inc.†
5.625% 02/17/2009	2,250,000	2,145,508
Raytheon Company
6.750% 08/15/2007	2,700,000	2,683,854
Republic Services, Inc.
7.125% 05/15/2009	3,000,000	2,865,984
Ryder System, Inc.
6.600% 11/15/2005	3,500,000	3,326,260
Scholastic Corporation
7.000% 12/15/2003	3,000,000	3,027,990
The Charles Schwab Corporation
6.250% 01/23/2003	2,500,000	2,491,926
The E.W. Scripps Company
6.625% 10/15/2007	5,000,000	4,983,550
Sprint Capital Corporation
6.125% 11/15/2008	2,000,000	1,798,840
Sprint Capital Corporation
6.900% 05/01/2019	2,000,000	1,678,840
SuperValu, Inc.
7.875% 08/01/2009	3,000,000	2,993,220
Telefonica Europe BV
7.350% 09/15/2005	2,400,000	2,419,978
Thomas & Betts Corporation**
8.250% 01/15/2004	1,000,000	913,080
Time Warner, Inc. Pass- Thru Asset Trust 1997-1†
6.100% 12/30/2001	4,750,000	4,728,340
Times Mirror Co.
7.450% 10/15/2009	3,600,000	3,718,270
TRW, Inc.
8.750% 05/15/2006	5,500,000	5,494,847
Tyco International Group SA
6.250% 06/15/2003	2,500,000	2,475,755
Unilever Capital Corp.
6.750% 11/01/2003	2,100,000	2,138,346

	Principal Amount	Market Value

Union Tank Car Co.
6.790% 05/01/2010	$4,000,000	$ 3,854,934
US Air, Inc., Class B
7.500% 04/15/2008	895,308	861,832
Vulcan Materials Company
6.000% 04/01/2009	3,500,000	3,284,889
WPP Finance (USA) Corporation
6.625% 07/15/2005	2,550,000	2,516,427

Total Corporate Debt
(Cost $264,862,307)		260,165,920

Non-U.S. Government Agency Obligations - 1.1%
Collateralized Mortgage Obligations - 1.1%
Asset Securitization Corporation Series 1995-MD4, Class A1
7.100% 08/13/2029	5,915,999	6,111,547
CS First Boston Mortgage Securities Corp. Series 1998-C2, Class A1
5.960% 12/15/2007	2,630,378	2,611,421
Merrill Lynch Mortgage Investors, Inc., Series 1998-C1, Class A1
6.310% 11/15/2026	3,472,429	3,469,342
Residential Funding Mortgage Securities I Series 1998-S9, Class 1A1
6.500% 04/25/2013	1,814,588	1,785,101
Salomon Brothers Mortgage Securities 1997-TZH, Class B†
7.491% 03/25/2022	3,000,000	3,065,880
Starwood Commercial Mortgage Trust Series 1999-C1A, Class B†
6.920% 02/05/2009	3,000,000	3,008,058

Total Non-U.S. Government Agency Obligations
(Cost $20,272,857)		20,051,349

(Continued)
The accompanying notes are an integral part of the financial statements.

MML Blend Fund

PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000

	Principal Amount	Market Value

U.S. Government Agency Obligations - 5.0%
Federal Home Loan Mortgage Corporation (FHLMC) - 0.6%
Collateralized Mortgage Obligations - 0.4%
FHLMC Series 1322 Class G
7.500% 02/15/2007	$1,603,750	$ 1,616,275
FHLMC Series 1460 Class H
7.000% 05/15/2007	1,789,000	1,820,308
FHLMC Series 1490 Class PG
6.300% 05/15/2007	3,344,821	3,340,639
FHLMC Series W067 Class A
6.420% 12/01/2005	861,874	874,802

		7,652,024

Pass-Through Securities - 0.2%
FHLMC 8.000%
08/01/2026-03/01/2028	3,119,619	3,200,511
FHLMC
9.000% 03/01/2017	173,965	181,849

		3,382,360

		11,034,384

Federal National Mortgage Association (FNMA) - 3.1%
Collateralized Mortgage Obligations - 1.6%
FNMA Series 1993-107 Class E
6.500% 06/25/2008	5,000,000	5,048,400
FNMA Series 1993-134 Class GA
6.500% 02/25/2007	5,000,000	5,001,550
FNMA Series 1993-175 Class PU
6.350% 09/25/2008	7,015,000	7,054,424
FNMA Series 1993-186 Class G
6.250% 03/25/2008	3,553,295	3,545,513
FNMA Series 1993-71 Class PG
6.250% 07/25/2007	5,364,567	5,347,776
FNMA Series 1996-54 Class C
6.000% 09/25/2008	4,000,000	3,967,480

		29,965,143

	Principal Amount	Market Value

Pass-Through Securities - 1.5%
FNMA 6.000%
11/01/2028-12/01/2028	$5,295,872	$ 5,128,681
FNMA 7.500%
09/01/2029-05/01/2030	17,539,793	17,797,274
FNMA 8.000%
05/01/2013-05/01/2030	4,258,542	4,356,307

		27,282,262

		57,247,405

Government National Mortgage Association (GNMA) - 1.2%
Pass-Through Securities
GNMA 6.500%
10/15/2028-03/15/2029	14,025,758	13,867,968
GNMA 7.000%
04/15/2023-11/15/2023	3,007,200	3,029,755
GNMA 7.500%
09/15/2016-10/15/2017	1,916,384	1,961,529
GNMA 8.000%
01/15/2004-05/15/2008	2,785,382	2,870,928
GNMA 9.000%
08/15/2008-09/15/2009	741,938	773,936

		22,504,116

U.S. Government Guaranteed Notes - 0.1%
1991-A Caguas, PR
8.740% 08/01/2001	280,000	284,648
1991-A Cncl. Bluffs, IA
8.740% 08/01/2001	155,000	157,573
1991-A Fairfax County, VA
8.740% 08/01/2001	85,000	86,411
1991-A Fajardo, PR
8.740% 08/01/2001	210,000	213,486
1991-A Gadsden, AL
8.740% 08/01/2001	100,000	101,660
1991-A Lorain, OH
8.740% 08/01/2001	30,000	30,498
1991-A Mayaguez, PR
8.740% 08/01/2001	150,000	152,490

		1,026,766

Total U.S. Government Agency Obligations
(Cost $90,959,579)		91,812,671

	Principal Amount	Market Value

U.S. Treasury Obligations - 2.8%
U.S. Treasury Bonds - 2.6%
U.S. Treasury Bond
7.500% 11/15/2016	$11,598,000	$ 13,979,185
U.S. Treasury Bond
8.750% 05/15/2017	25,100,000	33,712,312

		47,691,497

U.S. Treasury Notes - 0.1%
U.S. Treasury Note
5.500% 05/15/2009	2,700,000	2,754,000

U.S. Treasury Strips - 0.1%
U.S. Treasury Strip — Principal Only
0.000% 08/15/2015	2,000,000	891,360

Total U.S. Treasury Obligations
(Cost $46,586,205)		51,336,857

TOTAL BONDS & NOTES
(Cost $447,335,585)		447,799,247

SHORT-TERM INVESTMENTS - 19.6%
Cash Equivalents - 6.2%
AT&T***
6.730% 07/19/2001	2,024,500	2,024,500
Banc One Bank Note***
6.800% 07/02/2001	2,314,295	2,314,295
Bank of America Bank Note***
6.670% 03/22/2001	2,314,300	2,314,300
Bank of Montreal Eurodollar Time Deposit***
6.560% 01/05/2001	10,800,042	10,800,042
Credit Agricole Bank Eurodollar Time Deposit***
6.600% 01/05/2001	27,771,534	27,771,534
First Union Bank Note***
6.670% 05/09/2001	2,314,303	2,314,303
Fleet National Bank Note***
6.850% 04/30/2001	725,169	725,169
HypoVereinsbank Eurodollar Time Deposit***
6.650% 01/10/2001	5,400,021	5,400,021
Merrimac Money Market Fund***
6.500% 01/02/2001	25,913,767	25,913,767
Morgan Stanley Dean Witter & Co.***
6.650% 09/14/2001	4,628,590	4,628,590

(Continued)
The accompanying notes are an integral part of the financial statements.

MML Blend Fund

PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000

	Principal Amount	Market Value

Morgan Stanley Dean Witter & Co.***
6.660% 01/16/2001	$2,500,000	$ 2,500,000
Paribas Bank Eurodollar Time Deposit***
6.690% 01/11/2001	22,174,837	22,174,837
Toronto Dominion Eurodollar Time Deposit***
6.720% 01/04/2001	5,400,021	5,400,021

		114,281,379

Commercial Paper - 13.4%
Appalachian Power Company
8.100% 01/26/2001	7,565,000	7,522,447
Appalachian Power Company
8.250% 01/05/2001	7,160,000	7,153,437
Avnet, Inc.
7.070% 01/08/2001	855,000	853,824
Bombardier Capital, Inc.
8.000% 01/02/2001	17,095,000	17,091,201
Countrywide Home Loans, Inc.
6.520% 01/25/2001	18,000,000	17,921,760
Cox Communications, Inc.
7.450% 01/29/2001	13,320,000	13,242,818
Cox Enterprises, Inc.
7.100% 01/12/2001	400,000	399,132
Eastman Chemical Company
7.300% 02/08/2001	12,990,000	12,889,905
Federal Signal Corporation
7.000% 01/03/2001	15,000,000	14,994,167
Mead Corporation
7.500% 01/04/2001	13,000,000	12,991,875
National Fuel Gas
6.550% 01/24/2001	7,815,000	7,782,296
Pearson, Inc.
7.850% 01/16/2001	9,095,000	9,065,252
Pentair, Inc.
6.950% 01/12/2001	4,865,000	4,854,669
Pentair, Inc.
7.000% 01/09/2001	5,865,000	5,855,877
Public Service Electric and Gas Company
6.750% 01/08/2001	1,650,000	1,647,835
Safeway, Inc.
6.770% 01/08/2001	9,735,000	9,722,185

	Principal Amount	Market Value

Safeway, Inc.
6.800% 01/11/2001	$10,000,000	$ 9,981,111
Solutia, Inc.
7.300% 01/30/2001	11,845,000	11,775,345
Textron Financial Corporation
6.520% 02/02/2001	19,000,000	18,889,884
TRW, Inc.
6.820% 01/10/2001	8,500,000	8,485,508
UOP
6.830% 01/19/2001	8,295,000	8,266,673
UOP
7.100% 01/31/2001	10,120,000	10,060,123
Viacom, Inc.
7.650% 01/17/2001	9,535,000	9,502,581
Washington Mutual Financial Corporation
6.710% 01/18/2001	10,715,000	10,681,049
Washington Mutual Financial Corporation
6.780% 02/12/2001	14,425,000	14,310,898

		245,941,852

TOTAL SHORT-TERM INVESTMENTS
(At Amortized Cost)		360,223,231

TOTAL INVESTMENTS - 105.9%
(Cost $1,860,853,942)****		1,944,587,180
Other Assets/(Liabilities) - (5.9%)		(108,491,688)

NET ASSETS - 100.0%		$1,836,095,492

Notes to Portfolio of Investments

*	Non-income producing security.

**	All or a portion of this security is segregated to cover forward purchase commitments. (Note 2).

***	Represents investment of security lending collateral. (Note 2).

****	Aggregate cost for Federal tax purposes. (Note 7).

†	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

MML Equity Fund

PORTFOLIO OF INVESTMENTS
December 31, 2000

	Number of Shares	Market Value

EQUITIES - 100.0%

Aerospace & Defense - 5.7%
Boeing Co.	961,400	$ 63,452,400
Honeywell International, Inc.	1,301,625	61,583,133

		125,035,533

Automotive & Parts - 3.2%
Ford Motor Company	2,163,987	50,718,445
General Motors Corp.	380,500	19,381,719

		70,100,164

Banking, Savings & Loans - 7.7%
Bank of New York Company, Inc.	1,320,000	72,847,500
Citigroup, Inc.	855,600	43,689,075
Federal National Mortgage Association	295,000	25,591,250
Wells Fargo & Company	477,000	26,562,937

		168,690,762

Beverages - 2.4%
Anheuser-Busch Companies, Inc.	1,125,800	51,223,900

Broadcasting, Publishing & Printing - 2.7%
The McGraw-Hill Companies, Inc.	708,800	41,553,400
News Corporation Limited Sponsored†	527,200	17,002,200

		58,555,600

Communications - 2.5%
SBC Communications, Inc.	1,117,524	53,361,771

Computers & Information - 2.4%
Compaq Computer Corp.	2,220,900	33,424,545
Jabil Circuit, Inc.*	764,800	19,406,800

		52,831,345

Containers - 0.9%
Sealed Air Corp.*	644,300	19,651,150

Cosmetics & Personal Care - 5.1%
Kimberly-Clark Corporation	863,400	61,033,746
The Procter & Gamble Company	651,900	51,133,406

		112,167,152

	Number of Shares	Market Value

Electric Utilities - 3.9%
Dominion Resources, Inc.	840,000	$ 56,280,000
Teco Energy, Inc.	904,700	29,289,662

		85,569,662

Electrical Equipment & Electronics - 5.2%
General Electric Company	430,200	20,622,712
Micron Technology, Inc.*	542,000	19,241,000
Rockwell International Corp.	1,087,400	51,787,425
Texas Instruments, Inc.	443,200	20,996,600

		112,647,737

Energy - 13.4%
Apache Corporation	714,200	50,038,637
Coastal Corp.	979,200	86,475,600
Devon Energy Corporation	437,800	26,692,666
Exxon Mobil Corp.	1,198,982	104,236,498
Tosco Corp.	385,400	13,079,512
Valero Energy Corporation	331,100	12,312,781

		292,835,694

Entertainment & Leisure - 1.3%
AT&T—Liberty Media Group*	2,113,100	28,658,919

Financial Services - 5.2%
American Express Company	562,800	30,918,825
American General Corporation	634,900	51,744,350
Franklin Resources, Inc.	788,200	30,030,420

		112,693,595

Foods - 2.8%
General Mills, Inc.	1,369,800	61,041,712

Forest Products & Paper - 1.1%
Weyerhaeuser Company	480,500	24,385,375

Healthcare - 2.9%
Schering-Plough Corp.	1,100,000	62,425,000

Industrial—Diversified - 1.2%
Illinois Tool Works, Inc.	450,000	26,803,125

Insurance - 5.6%
American International Group, Inc.	280,600	27,656,638
The Hartford Financial Services Group, Inc.	480,900	33,963,563
Marsh & McLennan Companies, Inc.	513,300	60,056,100

		121,676,301

	Number of Shares	Market Value

Machinery & Components - 3.2%
Applied Materials, Inc.*	545,400	$ 20,827,463
Cooper Cameron Corp.*	407,100	26,894,044
Weatherford International, Inc.*	472,700	22,335,075

		70,056,582

Pharmaceuticals - 9.0%
American Home Products Corporation	750,000	47,662,500
Johnson & Johnson	234,300	24,616,144
Merck & Co., Inc.	676,800	63,365,400
Pharmacia Corp.	1,000,222	61,013,542

		196,657,586

Prepackaged Software - 2.3%
Informix Corp.*	3,060,200	9,085,122
Microsoft Corp.*	453,900	19,687,913
Symantec Corp.*	606,300	20,235,263

		49,008,298

Restaurants - 2.9%
McDonald’s Corp.	1,850,600	62,920,400

Retail - 1.3%
RadioShack Corporation	670,400	28,701,500

Telephone Utilities - 3.0%
BellSouth Corporation	970,800	39,742,125
Verizon Communications	522,896	26,210,162

		65,952,287

Travel - 3.1%
Sabre Holdings Corp.	1,554,600	67,042,125

TOTAL EQUITIES
(Cost $1,647,745,223)		2,180,693,275

	Principal Amount

SHORT-TERM INVESTMENTS - 1.8%
Cash Equivalents
AT&T**
6.730% 07/19/2001	2,920,050	2,920,050
Banc One Bank Note**
6.800% 07/02/2001	805,261	805,261
Bank of America Bank Note**
6.670% 03/22/2001	805,258	805,258

(Continued)
The accompanying notes are an integral part of the financial statements.

MML Equity Fund

PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2000

	Principal Amount	Market Value

Bank of Montreal Eurodollar Time Deposit**
6.560% 01/05/2001	$3,757,911	$ 3,757,911
Credit Agricole Bank Eurodollar Time Deposit**
6.600% 01/05/2001	9,663,200	9,663,200
First Union Bank Note**
6.670% 05/09/2001	805,253	805,253
Fleet National Bank Note**
6.850% 04/30/2001	953,939	953,939
HypoVereinsbank Eurodollar Time Deposit**
6.650% 01/10/2001	1,878,955	1,878,955
Merrimac Money Market Fund**
6.500% 01/02/2001	6,446,453	6,446,453
Morgan Stanley Dean Witter & Co.**
6.650% 09/14/2001	1,610,532	1,610,532
Morgan Stanley Dean Witter & Co.**
6.660% 01/16/2001	610,533	610,533
Paribas Bank Eurodollar Time Deposit**
6.690% 01/11/2001	7,628,289	7,628,289
Toronto Dominion Eurodollar Time Deposit **
6.720% 01/04/2001	1,878,955	1,878,955

		39,764,589

Principal Amount	Market Value

TOTAL SHORT-TERM INVESTMENTS
(At Amortized Cost)	$ 39,764,589

TOTAL INVESTMENTS - 101.8%
(Cost $1,687,509,812)***	$ 2,220,457,864
Other Assets/(Liabilities) - (1.8%)	(39,716,957)

NET ASSETS - 100.0%	$ 2,180,740,907

Notes to Portfolio of Investments

*	Non-income producing security.

**	Represents investment of security lending collateral. (Note 2).

***	Aggregate cost for Federal tax purposes. (Note 7).

†	American Depository Receipt.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1. The Fund
MML Series Investment Fund (“MML Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, registered open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 14, 1993, as amended. The following are four series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”): MML Money Market Fund (“Money Market Fund”), MML Managed Bond Fund (“Managed Bond Fund”), MML Blend Fund (“Blend Fund”) and MML Equity Fund (“Equity Fund”).

The MML Trust was established by Massachusetts Mutual Life Insurance Company (“MassMutual”) for the purpose of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of MassMutual. Shares of MML Trust are not offered to the general public.

2. Significant Accounting Policies
The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation
Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees (“ Trustees”), which provides the last reported sale price for securities listed on a national securities exchange or on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. For the Managed Bond Fund, Blend Fund and Equity Fund, short-term securities with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. The Money Market Fund’s portfolio securities are valued at amortized cost in accordance with a rule of the Securities and Exchange Commission pursuant to which the Money Market Fund must adhere to certain conditions. It is the intention of the Money Market Fund to maintain a per-share net asset value of $1.00. All other securities and other assets, including debt securities for which the prices supplied by a pricing agent are deemed by MassMutual not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies will be converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Trustees.

Securities Lending
The Managed Bond Fund, Blend Fund and Equity Fund may lend their securities to qualified brokers; however, securities lending cannot exceed 10% of the total assets of the Managed Bond Fund taken at current value, and 33% of the total assets of the Blend Fund and the Equity Fund taken at current value. The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities. At December 31, 2000, the Funds had the following:

	Securities on Loan	Collateral
Managed Bond Fund	$ 17,536,840	$ 18,021,683
Blend Fund	110,817,456	114,281,379
Equity Fund	38,483,353	39,764,589

Accounting for Investments
Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed on the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on short-term securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

The Funds will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Funds will begin amortizing premiums and discounts on debt securities effective January 1, 2001. Prior to this date, the Funds did not amortize premiums or discounts on debt securities. Upon adoption, the Funds will be required to record a cumulative effect adjustment to reflect the amortization of premiums and discounts. At this time, the Funds have not completed their analysis on the impact of the accounting change, however it will have no effect on the total net assets of the Funds.

Federal Income Tax
It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no Federal income tax provision is required.

Dividends and Distributions to Shareholders
Dividends from net investment income are declared and paid quarterly for the Managed Bond and Blend Funds and annually for the Equity Fund and at other times as may be required to satisfy tax or regulatory requirements. Dividends from net investment income are declared daily and paid monthly for the Money Market Fund. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to investments in forward contracts, passive foreign investment companies, the deferral of wash sale losses, and paydowns on certain mortgage-backed securities. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period.

Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting the net asset value of the Funds.

During the year ended December 31, 2000, the following amounts were reclassified due to differences between book and tax accounting:

	Paid-In Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Money Market Fund	(1,204)	(6,100)	7,304
Managed Bond Fund	287,808	(367,173)	(4,961)
Blend Fund	476,257	(1,023,803)	59,738
Equity Fund	(379)	—	—
Notes to Financial Statements (Continued)

Foreign Currency Translation
The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market price of securities.

Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Funds and the amount actually received.

Forward Foreign Currency Contracts
Managed Bond and Blend Funds may enter into forward foreign currency contracts in order to convert foreign denominated securities or obligations to U.S. dollar denominated investments. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered.

There were no outstanding forward foreign currency contracts at December 31, 2000.

Forward Commitments
Each Fund may purchase or sell securities on a “when issued,” delayed delivery or forward commitment basis. The Funds use forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Delivery and payment for securities purchased on a forward commitment basis can take place a month or more after the date of the transaction. The Funds instruct the custodian to segregate assets in a separate account with a current market value at least equal to the amount of its forward purchase commitments. The price of the underlying security and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the forward commitment is determined by management using a commonly accepted pricing model and fluctuates based upon changes in the value of the underlying security and market repurchase rates. Such rates equate the counterparty’s cost to purchase and finance the underlying security to the earnings received on the security and forward delivery proceeds. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the value of the forward commitment. When a forward commitment contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. The Funds could also be exposed to loss if they cannot close out their forward commitments because of an illiquid secondary market, or the inability of counterparties to perform. The Funds monitor exposure to ensure counterparties are creditworthy and concentration of exposure is minimized. A summary of open obligations for the Managed Bond Fund and Blend Fund under these forward commitments at December 31, 2000, is as follows:

	Forward Commitment Contracts to Buy	Expiration of Contracts	Aggregate Face Value of Contracts	Cost	Market Value	Unrealized Depreciation
Managed Bond
GNMA 6.5%	11/15/2028	January-01	$4,992,435	$4,954,992	$4,844,210	$(110,782)

Blend
GNMA 6.5%	11/15/2028	January-01	$4,997,520	$4,960,039	$4,941,298	$ (18,741)
6.5%	11/15/2028	January-01	848,319	841,957	838,775	(3,182)

						$ (21,923)

Financial Futures Contracts
Each Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A summary of open long futures contracts for the Blend Fund at December 31, 2000, is as follows:

Number of Contracts	Type	Expiration Date	Notional Contract Value	Unrealized Appreciation
185	S&P 500	03/15/01	$71,743,750	$555,215

3.	Management Fees and Other Transactions with Affiliates

Investment Management Fee
MassMutual serves as investment adviser to the Funds and provides administrative services needed by the Funds. For acting as such, MassMutual receives a monthly fee from each Fund at the annual rate of 0.50% of the first $100,000,000, 0.45% of the next $200,000,000, 0.40% of the next $200,000,000 and 0.35% of any excess over $500,000,000 of the average daily net asset value of each Fund.

MassMutual has entered into an investment sub-advisory agreement with David L. Babson and Company, Inc. (“DLB”), pursuant to which DLB serves as the Funds’ sub-adviser providing day-to-day management of the Funds’ investments. DLB is a wholly-owned subsidiary of DLB Acquisition Corporation, which is a controlled subsidiary of MassMutual. (Note 8). MassMutual pays DLB a monthly fee equal to an annual rate of 0.13% of the average daily net asset value of the Equity Fund and the Equity Segment of the Blend Fund, 0.05% of the average daily net asset value of the Money Market Fund, 0.10% of the average daily net asset value of the Managed Bond Fund and 0.09% of the average daily net asset value of the Money Market and Bond Segments of the Blend Fund.

MassMutual has agreed, at least through April 30, 2001, to bear the expenses of each Fund to the extent that the aggregate expenses (excluding each Fund’s management fee, interest, taxes, brokerage commissions and extraordinary expenses) incurred during the Fund’s fiscal year exceed 0.11% of the average daily net asset value of each Fund for such year. For the year ended December 31, 2000, MassMutual was not required to reimburse the Funds for any expenses.

Other	Certain officers and trustees of the Funds are also officers of MassMutual. The compensation of unaffiliated directors of the Funds is borne by the Funds.
Notes to Financial Statements (Continued)

Deferred Compensation
Trustees of the Funds who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with the terms of the Non-Qualified Deferred Compensation Plan. Any amounts deferred shall accrue interest at a rate equal to eight percent (8%) per annum. For the year ended December 31, 2000, no significant amounts have been deferred.

4.  Purchases and Sales of Investments
Purchases

Sales
Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2000, were as follows:

	Long-Term U.S. Government Securities	Other Long-Term Securities
Managed Bond Fund	$ 10,709,011	$ 30,125,986
Blend Fund	20,180,230	1,931,028,076
Equity Fund	—	1,592,085,154
Managed Bond Fund	$ 35,461,324	$ 41,768,043
Blend Fund	154,931,014	2,402,188,164
Equity Fund	—	2,077,605,917

5. Capital Share Transactions	The Funds are authorized to issue an unlimited number of shares, with no par value. The change in shares outstanding for each Fund are as follows:

	For the Year Ended December 31, 2000
	MML Money Market Fund	MML Managed Bond Fund	MML Blend Fund	MML Equity Fund
Shares
Reinvestment of dividends	10,851,817	1,381,428	19,441,948	7,937,306
Sales of shares	181,030,266	4,262,518	4,907,304	4,019,338
Redemptions of shares	(210,443,499)	(7,234,441)	(42,412,884)	(23,557,696)

Net decrease	(18,561,416)	(1,590,495)	(18,063,632)	(11,601,052)

Amount
Reinvestment of dividends	$ 10,851,817	$ 16,260,230	$ 403,236,946	$ 278,507,688
Sales of shares	181,030,266	50,655,531	113,982,882	143,468,383
Redemptions of shares	(210,443,499)	(85,197,396)	(980,024,921)	(831,958,202)

Net decrease	$ (18,561,416)	$ (18,281,635)	$ (462,805,093)	$ (409,982,131)

	For the Year Ended December 31, 1999
	MML Money Market Fund	MML Managed Bond Fund	MML Blend Fund	MML Equity Fund
Shares
Reinvestment of dividends	8,562,616	1,382,881	9,983,544	3,796,729
Sales of shares	167,122,965	3,342,080	4,777,625	4,812,759
Redemptions of shares	(153,549,427)	(4,234,710)	(14,823,643)	(8,388,952)

Net Increase (decrease)	22,136,154	490,251	(62,474)	220,536

Amount
Reinvestment of dividends	$ 8,562,616	$ 16,813,962	$ 249,891,784	$ 148,822,870
Sales of shares	167,122,965	40,899,424	118,555,152	189,299,023
Redemptions of shares	(153,549,427)	(51,248,822)	(367,816,808)	(328,080,513)

Net Increase	$ 22,136,154	$ 6,464,564	$ 630,128	$ 10,041,380

6. Foreign Securities
The Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities issued by U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

Notes to Financial Statements (Continued)

7. Federal Income Tax Information	At December 31, 2000, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a Federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation
Managed Bond Fund	$ 247,053,991	$ 5,375,416	$ (4,213,275)	$ 1,162,141
Blend Fund	1,881,655,140	199,561,692	(136,629,652)	62,932,040
Equity Fund	1,687,521,302	655,108,061	(122,171,499)	532,936,562

Note: The aggregate cost for investments for the Money Market Fund as of December 31, 2000, is the same for financial reporting and Federal income tax purposes.

At December 31, 2000, the following Funds had available, for Federal income tax purposes, unused capital losses:

	Amount	Expiration Date
Money Market Fund	$ 201	December 31, 2001
Money Market Fund	5,364	December 31, 2002
Money Market Fund	841	December 31, 2003
Money Market Fund	4,291	December 31, 2005
Money Market Fund	96	December 31, 2006
Money Market Fund	2,451	December 31, 2007
Money Market Fund	7,304	December 31, 2008
Managed Bond Fund	1,987,536	December 31, 2007
Managed Bond Fund	1,878,211	December 31, 2008

The following fund has elected to defer to January 1, 2001 post-October losses:

Amount
Blend Fund	$4,661,233

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year ended December 31, 2000:

Capital Gains Dividend
Blend Fund	$257,022,937
Equity Fund	175,054,095

8. Corporate Reorganization
Effective January 1, 2000, MassMutual completed an internal corporate reorganization among certain investment advisory functions and subsidiaries (the “Reorganization”). The Reorganization combined the business operations of MassMutual’s Investment Management division (the “IM Division”) and Charter Oak Capital Management, Inc. (“Charter Oak”), a majority-owned indirect subsidiary of MassMutual, with and into DLB. DLB is a majority-owned (85%) indirect subsidiary of MassMutual. DLB is registered with the Commission as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and, prior to the Reorganization, served as investment sub-adviser to the Equity Fund and the Equity segment of the Blend Fund.

As a result of the Reorganization, MassMutual appointed DLB to serve as investment sub-adviser for the Money Market Fund, Managed Bond Fund and the Money Market and Bond Segments of the Blend Fund. The Trustees of the Trust, including a majority of the Trustees who are disinterested, approved MassMutual’s appointment of DLB as sub-adviser. No increase in fees or change in portfolio management personnel for any of the Funds occurred as a result of the Reorganization or the appointment of DLB as sub-adviser to such Funds.

Independent Auditors’ Report

The Board of Trustees and Shareholders of MML Series Investment Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MML Money Market Fund, the MML Managed Bond Fund, the MML Blend Fund and the MML Equity Fund (collectively the “Funds”) which are components of the MML Series Investment Fund (“The MML Trust”), as of December 31, 2000, and the related statements of operations for the year then ended and of changes in net assets and financial highlights for the years ended December 31, 2000 and 1999. These financial statements and financial highlights are the responsibility of the MML Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Funds for the three years ended December 31, 1998 were audited by other auditors, whose report, dated February 25, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2000, and the results of their operations, the changes in their net assets and their financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
February 8, 2001